    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2001

                                                              FILE NO. 333-41236

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 1 /X/

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        GLENROOK LIFE AND ANNUITY COMPANY

                           (Exact Name of Registrant)

           ARIZONA                                                    35-1113325
(State or Other Jurisdiction                                    (I.R.S. Employer
of Incorporation or Organization)                         Identification Number)

                  3100 SANDERS ROAD, NORTHBROOK, ILLINOIS 60062
                                  847-402-2400

            (Address and Phone Number of Principal Executive Offices)

                               MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400

       (Name, Complete Address and Telephone Number of Agent for Service)

                                   COPIES TO:

RICHARD T. CHOI, ESQUIRE                             ANTHONY POOLE, ESQUIRE
FOLEY & LARDNER                                      ALFS, INC.
3000 K STREET, SUITE 500                             3100 SANDERS ROAD
WASHINGTON, D.C. 20007                               NORTHBROOK, IL 60062


Approximate date of commencement of proposed sale to the public: The annuity contract covered by this registration statement is to be issued promptly and from time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/

AIM LIFETIME ENHANCED CHOICE(SM) VARIABLE ANNUITY

GLENBROOK LIFE AND ANNUITY COMPANY
300 N. MILWAUKEE AVE.
VERNON HILLS, IL 60061
TELEPHONE NUMBER: 1-800-776-6978                    PROSPECTUS DATED MAY 1, 2001

--------------------------------------------------------------------------------

Glenbrook Life and Annuity Company ("GLENBROOK") is offering the AIM Lifetime Enhanced Choice(SM) Variable Annuity, an individual and group flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 18 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include 2 fixed account options ("FIXED ACCOUNT OPTIONS") and 16 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Glenbrook Life and Annuity Company Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the following funds ("FUNDS") of AIM Variable Insurance Funds:

AIM V.I. Aggressive Growth Fund         AIM V.I. Government Securities Fund
AIM V.I. Balanced Fund                  AIM V.I. Growth Fund
AIM V.I. Blue Chip Fund                 AIM V.I. Growth and Income Fund*
AIM V.I. Capital Appreciation Fund      AIM V.I. High Yield Fund
AIM V.I. Capital Development Fund       AIM V.I. International Equity Fund
AIM V.I. Dent Demographic Trends Fund   AIM V.I. Money Market Fund
AIM V.I. Diversified Income Fund        AIM V.I. New Technology Fund**
AIM V.I. Global Utilities Fund          AIM V.I. Value Fund

* Effective September 18, 2000 all of the assets of the AIM V.I. Global Growth and Income Fund were combined into the AIM V.I. Growth and Income Fund pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the AIM V.I. Global Growth and Income Fund. In conjunction with the combining of the funds, the AIM V.I. Global Growth and Income Sub-Account ("GLOBAL GROWTH AND INCOME SUB-ACCOUNT") was combined into the AIM V.I. Growth and Income Sub-Account ("GROWTH AND INCOME SUB-ACCOUNT"). When the Sub-Accounts were combined, those with interests in the Global Growth and Income Sub-Account received interests in the Growth and Income Sub-Account equal in value to their interests in the Global Growth and Income Sub-Account at the time of the combination. As a result, the Global Growth and Income Sub-Account is no longer offered as an investment option.

** Effective May 1, 2001, the Fund changed its name from AIM V.I.
Telecommunications and Technology Fund to AIM V.I. New Technology Fund to reflect changes in its investment policies. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Fund.

Each time you make a purchase payment, we will add to your Contract value ("CONTRACT VALUE") a credit enhancement ("CREDIT ENHANCEMENT"). There are two Credit Enhancement options available under the Contract. Under Credit Enhancement option 1, we will add to your Contract Value a Credit Enhancement equal to 4% of your purchase payments ("CREDIT ENHANCEMENT OPTION 1"). Under Credit Enhancement option 2, we will add to your Contract Value a Credit Enhancement equal to 2% of your purchase payments ("CREDIT ENHANCEMENT OPTION 2"). In addition, under Credit Enhancement Option 2, on every 5th Contract anniversary ("CONTRACT ANNIVERSARY") during the Accumulation Phase, we will add to your Contract Value a Credit Enhancement equal to 2% of your Contract Value as of such Contract Anniversary. Expenses for this Contract may be higher than a contract without the Credit Enhancement. Over time, the amount of the Credit Enhancement may be more than offset by the fees associated with the Credit Enhancement.

WE ("GLENBROOK") have filed a Statement of Additional Information, May 1, 2001, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 48 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.
--------------------------------------------------------------------------------

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                   DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                   HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                   PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                   FEDERAL CRIME.
    IMPORTANT      THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
     NOTICES       HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                   INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                   CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED
                   BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                   INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                   THE CONTRACTS ARE NOT FDIC INSURED.

                                   PROSPECTUS

TABLE OF CONTENTS
-------------------------------------------------------------------

                                               PAGE
-----------------------------------------------------
OVERVIEW
-----------------------------------------------------
   Important Terms                               3
-----------------------------------------------------
   The Contract at a Glance                      4
-----------------------------------------------------
   How the Contract Works                        6
-----------------------------------------------------
   Expense Table                                 7
-----------------------------------------------------
   Financial Information                        10
-----------------------------------------------------
CONTRACT FEATURES
-----------------------------------------------------
   The Contract                                 11
-----------------------------------------------------
   Purchases                                    12
-----------------------------------------------------
   Contract Value                               13
-----------------------------------------------------
   Investment Alternatives:                     15
-----------------------------------------------------
      The Variable Sub-Accounts                 15
-----------------------------------------------------
      The Fixed Account Options                 16
-----------------------------------------------------
      Transfers                                 18
-----------------------------------------------------
   Expenses                                     20
-----------------------------------------------------
   Access To Your Money                         22
-----------------------------------------------------
   Income Payments                              23
-----------------------------------------------------

-----------------------------------------------------
                                               PAGE

   Death Benefits                               25
-----------------------------------------------------
OTHER INFORMATION
-----------------------------------------------------
   More Information:                            28
-----------------------------------------------------
      Glenbrook                                 28
-----------------------------------------------------
      The Variable Account                      28
-----------------------------------------------------
      The Funds                                 28
-----------------------------------------------------
      The Contract                              29
-----------------------------------------------------
      Qualified Plans                           29
-----------------------------------------------------
      Legal Matters                             30
-----------------------------------------------------
   Taxes                                        30
-----------------------------------------------------
   Annual Reports and Other Documents           32
-----------------------------------------------------
   Performance Information                      33
-----------------------------------------------------
   Experts                                      33
-----------------------------------------------------
APPENDIX A -- ACCUMULATION UNIT VALUES         A-1
-----------------------------------------------------
APPENDIX B -- MARKET VALUE ADJUSTMENT
EXAMPLES                                       B-1
-----------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE
OF CONTENTS                                    C-1
-----------------------------------------------------

                            2      PROSPECTUS

IMPORTANT TERMS
-------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                        PAGE
----------------------------------------------------------------------------
   Accumulation Phase                                                     3
----------------------------------------------------------------------------
   Accumulation Unit                                                     13
----------------------------------------------------------------------------
   Accumulation Unit Value                                               13
----------------------------------------------------------------------------
   Annuitant                                                             11
----------------------------------------------------------------------------
   Automatic Additions Program                                           12
----------------------------------------------------------------------------
   Automatic Fund Rebalancing Program                                    19
----------------------------------------------------------------------------
   Beneficiary                                                           11
----------------------------------------------------------------------------
   Cancellation Period                                                   13
----------------------------------------------------------------------------
   *Contract                                                             11
----------------------------------------------------------------------------
   Contract Anniversary                                                   5
----------------------------------------------------------------------------
   Contract Owner ("You")                                                12
----------------------------------------------------------------------------
   Contract Value                                                        13
----------------------------------------------------------------------------
   Contract Year                                                          5
----------------------------------------------------------------------------
   Credit Enhancement                                                    12
----------------------------------------------------------------------------
   Death Benefit Anniversary                                             26
----------------------------------------------------------------------------
   Dollar Cost Averaging Program                                         19
----------------------------------------------------------------------------
   Due Proof of Death                                                    26
----------------------------------------------------------------------------
   Enhanced Death Benefit Rider                                          26
----------------------------------------------------------------------------
   Fixed Account Options                                                 16
----------------------------------------------------------------------------

----------------------------------------------------------------------------

   Free Withdrawal Amount                                                21
                                                                        PAGE
----------------------------------------------------------------------------
   Funds                                                                 28
----------------------------------------------------------------------------
   Glenbrook ("We")                                                      28
----------------------------------------------------------------------------
   Guarantee Periods                                                     16
----------------------------------------------------------------------------
   Income Plan                                                           23
----------------------------------------------------------------------------
   Investment Alternatives                                               15
----------------------------------------------------------------------------
   Issue Date                                                             3
----------------------------------------------------------------------------
   Market Value Adjustment                                               17
----------------------------------------------------------------------------
   Payout Phase                                                           3
----------------------------------------------------------------------------
   Payout Start Date                                                     23
----------------------------------------------------------------------------
   Qualified Contract                                                    32
----------------------------------------------------------------------------
   Right to Cancel                                                       13
----------------------------------------------------------------------------
   SEC                                                                   32
----------------------------------------------------------------------------
   Settlement Value                                                      25
----------------------------------------------------------------------------
   Systematic Withdrawal Program                                         23
----------------------------------------------------------------------------
   Treasury Rate                                                         18
----------------------------------------------------------------------------
   Valuation Date                                                        12
----------------------------------------------------------------------------
   Variable Account                                                      28
----------------------------------------------------------------------------
   Variable Sub-Account                                                  15
----------------------------------------------------------------------------

*If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. In certain states, the Contract is available only as a group Contract.

                            3      PROSPECTUS

THE CONTRACT AT A GLANCE
-------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS                           You can purchase a Contract with as little as $10,000. You can add to your Contract as often and as much as you like, but each payment must be at least $500 ($100 for automatic purchase payments to the variable investment options). You must maintain a minimum account size of $1,000.

                                            Each time you make a purchase payment, if you choose Credit
                                            Enhancement Option 1, we will add to your Contract value
                                            ("CONTRACT VALUE") a Credit Enhancement equal to 4% of such purchase payment (2% plus on each Contract Anniversary
                                            during the Accumulation Phase, 2% of the Contract Value as of such Contract Anniversary if you choose Credit
                                            Enhancement Option 2).
--------------------------------------------------------------------------------------------------------

RIGHT TO CANCEL                             You may cancel your Contract within 20 days of receipt or
                                            any longer period as your state may require ("CANCELLATION
                                            PERIOD"). Upon cancellation we will return your purchase
                                            payments adjusted, to the extent applicable law permits, to reflect the investment experience of any amounts allocated to the Variable Account. If you exercise your Right to
                                            Cancel the Contract, the amount we refund to you will not
                                            include any Credit Enhancement. See "RIGHT TO CANCEL" for
                                            details.
--------------------------------------------------------------------------------------------------------

EXPENSES                                    You will bear the following expenses:
                                            -  Total Variable Account annual fees equal to 1.50% of
                                               average daily net assets (1.70% if you select the
                                               ENHANCED DEATH BENEFIT RIDER)
                                            -  Annual contract maintenance charge of $35 (with certain exceptions)
                                            -  Withdrawal charges ranging from 0% to 8% of purchase
                                               payments withdrawn (with certain exceptions)
                                            -  Transfer fee of $10 after 12th transfer in any CONTRACT
                                               YEAR (fee currently waived)
                                            -  State premium tax (if your state imposes one)
                                            In addition, each Fund pays expenses that you will bear
                                            indirectly if you invest in a Variable Sub-Account.
--------------------------------------------------------------------------------------------------------

INVESTMENT ALTERNATIVES                     The Contract offers 18 investment alternatives including:
                                            -  2 Fixed Account Options (which credits interest at rates we guarantee)
                                            -  16 Variable Sub-Accounts investing in Funds offering
                                               professional money management by A I M Advisors, Inc.
                                            To find out current rates being paid on the Fixed Account
                                            Options, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-776-6978.

                            4      PROSPECTUS

--------------------------------------------------------------------------------------------------------

SPECIAL SERVICES                            For your convenience, we offer these special services:
                                            -  AUTOMATIC FUND REBALANCING PROGRAM
                                            -  AUTOMATIC ADDITIONS PROGRAM
                                            -  DOLLAR COST AVERAGING PROGRAM
                                            -  SYSTEMATIC WITHDRAWAL PROGRAM
--------------------------------------------------------------------------------------------------------

INCOME PAYMENTS                             You can choose fixed income payments, variable income
                                            payments, or a combination of the two. You can receive your income payments in one of the following ways:
                                            -  life income with guaranteed payments
                                            -  a joint and survivor life income with guaranteed payments
                                            -  guaranteed payments for a specified period (5 to 30
                                               years)
--------------------------------------------------------------------------------------------------------

DEATH BENEFITS                              If you die before the PAYOUT START DATE, we will pay the
                                            death benefit described in the Contract. We also offer an
                                            Enhanced Death Benefit Rider.
--------------------------------------------------------------------------------------------------------

TRANSFERS                                   Before the PAYOUT START DATE, you may transfer your Contract
                                            Value among the investment alternatives, with certain
                                            restrictions. No minimum applies to the amount you transfer.

                                            We do not currently impose a fee upon transfers. However, we reserve the right to charge $10 per transfer after the 12th transfer in each "Contract Year," which we measure from the date we issue your contract or a CONTRACT ANNIVERSARY.
--------------------------------------------------------------------------------------------------------

WITHDRAWALS                                 You may withdraw some or all of your Contract Value at any time prior to the date income payments begin, and, under
                                            limited circumstances, during the Payout Phase. In general, you must withdraw at least $50 at a time. A 10% federal tax penalty may apply if you withdraw before you are 59 1/2
                                            years old. A withdrawal charge and MARKET VALUE ADJUSTMENT also may apply.

                            5      PROSPECTUS

HOW THE CONTRACT WORKS
-------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 18 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 23. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

         ISSUE           ACCUMULATION PHASE          PAYOUT         PAYOUT
          DATE                                       START          PHASE
                                                      DATE
  ------------------------------------------------------------------------------------------------------------
  You buy               You save for          You elect to receive  You can receive       Or you can
  a Contract            retirement            income                income payments       receive income
                                              payments or receive   for a set period      payments for life
                                              a lump sum payment

As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner, or if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-776-6978 if you have any question about how the Contract works.

                            6      PROSPECTUS

EXPENSE TABLE
-------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses" below. For more information about Fund expenses, please refer to the accompanying fund prospectus.

CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the Purchase Payment Being Withdrawn:  0   1   2   3   4   5   6   7   8
--------------------------------------------------------------------------------------------------------------------
Applicable Charge:                                                                8%  8%  7%  7%  6%  5%  4%  3%  0%
--------------------------------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                                           $35.00**
--------------------------------------------------------------------------------------------------------------------
Transfer Fee                                                                                $10.00***
--------------------------------------------------------------------------------------------------------------------

  *Each Contract Year, you may withdraw up to 15% of the Contract Value as of the beginning of the Contract Year (15% of the initial purchase payment during the first Contract Year) without incurring a withdrawal charge or Market Value Adjustment. See "Free Withdrawal Amount" for details.

 **We will waive this charge in certain cases. See "Expenses."

***Applies solely to the thirteenth and subsequent transfers within a Contract
   Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

                                                                            With
                                                                          Enhanced
                                                                Base    Death Benefit
                                                              Contract      Rider
-------------------------------------------------------------------------------------
Mortality and Expense Risk Charge                               1.40        1.60
-------------------------------------------------------------------------------------
Administrative Expense Charge                                   0.10        0.10
-------------------------------------------------------------------------------------
Total Variable Account Annual Expenses                          1.50        1.50
-------------------------------------------------------------------------------------

*If you select the Enhanced Death Benefit Rider, the mortality and expense risk charge will be equal to 1.60% of your Contract's average daily net assets in the Variable Account.

                            7      PROSPECTUS

FUND ANNUAL EXPENSES (After Voluntary Reductions and Reimbursements) (as a percentage of Fund average daily net assets)(1)

                                                                                                       Total Annual
                                                                   Management          Other               Fund
Fund                                                                  Fees            Expenses           Expenses
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund (2)                                  0.80%             0.46%              1.26%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Balanced Fund                                               0.75%             0.35%              1.10%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund (3)                                          0.02%             1.38%              1.40%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                        0.61%             0.21%              0.82%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund (2)                                0.75%             0.63%              1.38%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund (4)                            0.72%             0.78%              1.50%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund                                     0.60%             0.30%              0.90%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund                                       0.65%             0.45%              1.10%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Government Securities Fund                                  0.50%             0.47%              0.97%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                                 0.61%             0.22%              0.83%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund                                      0.60%             0.24%              0.84%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. High Yield Fund (2)                                         0.63%             0.56%              1.19%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. International Equity Fund                                   0.73%             0.29%              1.02%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Money Market Fund                                           0.40%             0.31%              0.71%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                         1.00%             0.31%              1.31%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                  0.61%             0.23%              0.84%
-------------------------------------------------------------------------------------------------------------------

(1) Figures shown in the Table are for the year ended December 31, 2000 (except as otherwise noted).

(2) Expenses have been restated to reflect current fees.

(3) Expenses have been restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit Total Annual Fund Expenses to 1.40% of average daily net assets until December 31, 2001. Total Annual Fund Expenses before waivers and reimbursements were 2.13%.

(4) Expenses have been restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit Total Annual Fund Expenses to 1.50% of average daily net assets until December 31, 2001. Total Annual Fund Expenses before waivers and reimbursements were 1.63%.

                            8      PROSPECTUS

EXAMPLE 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

- invested $1,000 in a Variable Sub-Account,

- earned a 5% annual return on your investment, and

- surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period.

- elected the Enhanced Death Benefit Option

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

Sub-Account                                                   1 Year            3 Years            5 Years            10 Years
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth                                     $100              $157               $216                $336
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Balanced                                              $ 99              $153               $209                $321
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip                                             $102              $161               $223                $350
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $ 96              $145               $196                $293
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development                                   $101              $161               $222                $340
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends                               $102              $158               $216                $332
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Diversified Income                                    $ 97              $147               $199                $301
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Utilities                                      $ 99              $153               $209                $321
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Government Securities                                 $ 97              $149               $203                $308
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                                $ 96              $145               $196                $294
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income                                     $ 96              $145               $196                $295
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. High Yield                                            $100              $155               $213                $330
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Equity                                  $ 98              $151               $205                $313
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Money Market                                          $ 95              $142               $190                $282
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology                                        $101              $159               $219                $341
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value                                                 $ 96              $145               $196                $295
------------------------------------------------------------------------------------------------------------------------------

EXAMPLE 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments (for at least 120 months if under an Income Plan for a specified period), at the end of each period.

Sub-Account                                                   1 Year            3 Years            5 Years            10 Years
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth                                     $31                $94               $160                $336
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Balanced                                              $29                $90               $152                $321
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip                                             $32                $99               $167                $350
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $26                $81               $138                $293
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development                                   $32                $98               $166                $348
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends                               $33                $95               $160                $332
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Diversified Income                                    $27                $83               $142                $301
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Utilities                                      $29                $90               $152                $321
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Government Securities                                 $28                $86               $146                $308
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                                $26                $81               $139                $294
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income                                     $27                $82               $139                $295
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. High Yield                                            $30                $92               $157                $330
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Equity                                  $28                $87               $148                $313
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Money Market                                          $25                $78               $133                $282
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology                                        $31                $96               $163                $341
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value                                                 $27                $82               $139                $295
------------------------------------------------------------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE LESSER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LESSER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT RIDER WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.60%. IF THAT OPTION WERE NOT ELECTED, THE EXAMPLE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES, WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE BASED ON AN ASSUMED AVERAGE CONTRACT SIZE OF $50,000.

                            9      PROSPECTUS

FINANCIAL INFORMATION
-------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since its inception. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information.

The financial statements of Glenbrook also appear in the Statement of Additional Information.

                           10      PROSPECTUS

THE CONTRACT
-------------------------------------------------------------------

CONTRACT OWNER
The AIM Lifetime Enhanced Choice(SM) Variable Annuity is a contract between you, the Contract owner, and Glenbrook, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

- the investment alternatives during the Accumulation and Payout Phases,

- the amount and timing of your purchase payments and withdrawals,

- the programs you want to use to invest or withdraw money,

- the income payment plan you want to use to receive retirement income,

- the Annuitant (either yourself or someone else) on whose life the income payments will be based,

- the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and

- any other rights that the Contract provides.

If you die, any surviving Contract owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. At issue, the maximum age of the Contract Owner(s) if the owner is a non-natural person cannot exceed age 80 as of the date we receive the completed application to purchase the Contract.

You can use the Contract with or without a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued with a qualified plan. See "Qualified Plans" on page 29.

ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. The maximum age of the Annuitant cannot exceed age 80 as of the date we receive the completed application to purchase the Contract. If the Contract owner is a natural person, you may change the Annuitant prior to the Payout Start Date. Prior to the Payout Start Date, you may designate a joint Annuitant, who is a second person on whose life income payments depend under an Income Plan. In our discretion, we may permit you to designate a joint Annuitant prior to the Payout Start Date.

If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

- the youngest Contract owner if living, otherwise

- the youngest Beneficiary.

BENEFICIARY
The Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner if the sole surviving Contract owner dies before the Payout Start Date. (See section titled "Death Benefits".) If the sole surviving Contract owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time by writing to us unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

- your spouse or, if he or she is no longer alive,

- your surviving children equally, or if you have no surviving children,

- your estate.

If more than one Beneficiary survives you (or the Annuitant if the Contract owner is not a natural person), we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT
Only a Glenbrook officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the

                           11      PROSPECTUS

Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
We will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign your Contract.

PURCHASES
-------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $10,000. All subsequent purchase payments must be $500 or more. You may make purchase payments at any time prior to the Payout Start Date. We may limit the amount of each purchase payment that we will accept to a minimum of $500 and a maximum of $2,000,000. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $100 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information.

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our service center located in Vernon Hills, Illinois (mailing address P.O. Box 94038, Palatine, Illinois, 60094-4038; overnight mail: 300 North Milwaukee Avenue, Vernon Hills, Illinois, 60061).

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

CREDIT ENHANCEMENT
There are two Credit Enhancement options available under the Contract.

You select one of these options in your application.

OPTION 1 Each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment.

OPTION 2 Each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 2% of the purchase payment. In addition, on every 5th Contract Anniversary during the Accumulation Phase, we will add to your Contract Value a Credit

                           12      PROSPECTUS

Enhancement equal to 2% of your Contract Value as of such Contract Anniversary.

We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment (except that any portion of the Credit Enhancement corresponding to the value in any Fixed Account Option will instead be allocated to the Money Market Variable Sub-account). Thereafter, you may instruct us to allocate these funds to any investment alternative you choose. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.

We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See "Expenses." Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. You may return it by delivering it or mailing it to us. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you.

We are applying for regulatory relief to enable us to recover the amount of any Credit Enhancement applied to Contracts that are cancelled during the Cancellation Period. Until we receive such relief, we will return, upon cancellation, the amount you would have received had there been no Credit Enhancement. If we receive the requested regulatory relief, the amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your purchase payments, any investment gain or loss associated with your Variable Account purchase payments and with the Credit Enhancement.

CONTRACT VALUE
-------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to the initial purchase payment plus the Credit Enhancement. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your interest in the Fixed Account Options.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. If you select Credit Enhancement Option 1, we also would credit an additional 40 Accumulation Units of that Variable Sub-Account to your Contract to reflect the 4% Credit Enhancement on your purchase payment (20 additional Units under Option 2, and additional Units every 5th Contract Anniversary if applicable). See "Credit Enhancement." Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

- changes in the share price of the Fund in which the Variable Sub-Account invests, and

                           13      PROSPECTUS

- the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider described on
pages   ,   and   below.

YOU SHOULD REFER TO THE PROSPECTUS FOR THE FUNDS THAT ACCOMPANIES THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH FUND ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

                           14      PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
-------------------------------------------------------------------

You may allocate your purchase payments to up to 16 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectus for the Fund. You should carefully review the Fund prospectus before allocating amounts to the Variable Sub-Accounts. A I M Advisors, Inc. serves as the investment advisor to each Fund.


Fund:                                             Each Fund Seeks:
AIM V.I. Aggressive Growth Fund**                 Long-term growth of capital
AIM V.I. Balanced Fund                            As high a total return as possible, consistent
                                                  with preservation of capital
AIM V.I. Blue Chip Fund                           Long-term growth of capital with a secondary
                                                  objective of current income
AIM V.I. Capital Appreciation Fund                Growth of capital
AIM V.I. Capital Development Fund                 Long-term growth of capital
AIM V.I. Dent Demographic Trends Fund             Long-term growth of capital
AIM V.I. Diversified Income Fund                  High level of current income
AIM V.I. Global Utilities Fund                    Achieve a high total return.
AIM V.I. Government Securities Fund               High level of current income consistent with
                                                  reasonable concern for safety of principal
AIM V.I. Growth Fund                              Growth of capital
AIM V.I. Growth and Income Fund                   Growth of capital with a secondary objective of
                                                  current income
AIM V.I. High Yield Fund                          High level of current income
AIM V.I. International Equity Fund                Long-term growth of capital
AIM V.I. Money Market Fund                        As high a level of current income as is
                                                  consistent with the preservation of capital and
                                                  liquidity
AIM V.I. New Technology Fund                      Long-term growth of capital
AIM V.I. Value Fund                               Long-term growth of capital with income as a
                                                  secondary objective.

* A Fund's investment objective may be changed by the Fund's Board of Trustees without shareholders approval.

** Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the Fund may periodically suspend or limit the offering of its Shares and it will be closed to new participants when Fund assets reach
    $200 million. During closed periods, the Fund will accept additional investments from existing Contract Owners.

Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Variable Sub-Accounts invest. You bear the investment risk that the Funds might not meet their investment objectives. Shares of the Funds are not deposits, obligations of, guaranteed, endorsed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

                           15      PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
-------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 2 Fixed Account Options including a DOLLAR COST AVERAGING OPTION and the option to invest in one or more GUARANTEE PERIODS. The Fixed Account Options may not be available in all states. Please consult with your sales representative for current information. The Fixed Account supports our insurance and annuity obligations. Amounts allocated to the Fixed Account become part of the general assets of Glenbrook. Allstate Life Insurance Company invests the assets of the general account in accordance with applicable laws governing the investment of insurance company general accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING OPTION
You may establish a Dollar Cost Averaging Program, as described on page 19, by allocating purchase payments to the Fixed Account for 9 months ("9 Month Dollar Cost Averaging Option"). Your purchase payments and related Credit Enhancement will earn interest at the current rates in effect for this Option at the time of allocation. Rates may differ from those available for the Guarantee Periods described below.

You must transfer all of your money out of the 9 Month Dollar Cost Averaging Option to other investment alternatives in equal monthly installments beginning within 30 days of allocation. At the end of the 9 month period, we will transfer any remaining amounts in the 9 Month Dollar Cost Averaging Account to the other investment alternatives you designated. Transfers out of the 9 Month Dollar Cost Averaging Option do not count towards the 12 transfers you can make without paying a transfer fee.

You may not transfer funds from other investment alternatives to the 9 Month Dollar Cost Averaging Option.

The 9 Month Dollar Cost Averaging Option may not be available in your state.

GUARANTEE PERIODS
Each purchase payment and related Credit Enhancement or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select a Guarantee Period for each purchase or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment.

We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES
We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may declare different interest rates for Guarantee Periods of the same length that begin at different times. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your sales representative or our Customer Support Unit at 1-800-776-6978. The interest rate will never be less than the minimum guaranteed rate stated in the Contract.

HOW WE CREDIT INTEREST
We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to this Option would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment plus Credit Enhancement....................  $10,000
Guarantee Period............................................  5 years
Annual Interest Rate........................................    4.50%

                           16      PROSPECTUS

                              END OF CONTRACT YEAR

                                                    YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
                                                  ----------   ----------   ----------   ----------   ----------
Beginning Contract Value......................    $10,000.00
  X (1 + Annual Interest Rate)                         1.045
                                                  ----------
                                                  $10,450.00
Contract Value at end of Contract Year........                 $10,450.00
  X (1 + Annual Interest Rate)                                      1.045
                                                               ----------
                                                               $10,920.25
Contract Value at end of Contract Year........                              $10,920.25
  X (1 + Annual Interest Rate)                                                   1.045
                                                                            ----------
                                                                            $11,411.66
Contract Value at end of Contract Year........                                           $11,411.66
  X (1 + Annual Interest Rate)                                                                1.045
                                                                                         ----------
                                                                                         $11,925.19
Contract Value at end of Contract Year........                                                        $11,925.19
  X (1 + Annual Interest Rate)                                                                             1.045
                                                                                                      ----------
                                                                                                      $12,461.82

TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82 -
$10,000)

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a partial withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above, but will never be less than the guaranteed minimum rate stated in the Contract.

RENEWALS Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

    (1) take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expired Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

    (2) instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

    (3) instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

    (4) withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and withholding (if applicable). The amount withdrawn will be deemed to have been withdrawn on the day the previous Guarantee Period ends. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

MARKET VALUE ADJUSTMENT All withdrawals in excess of the Free Withdrawal Amount, and transfers from a Guarantee Period, other than those taken during the 30 day period after a Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also may apply upon payment of a death benefit and when you apply amounts currently invested in this option to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). We will not apply a Market Value Adjustment to a withdrawal you make:

- within the Free Withdrawal Amount as described on page 21,

- to satisfy IRS minimum distribution rules for the Contract,

                           17      PROSPECTUS

- as part of the Dollar Cost Averaging Program, or

- when exercising the confinement, unemployment or terminal illness waivers.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate, then the Market Value Adjustment will result in a higher amount payable to you, transferred, or applied to an Income Plan. Conversely, if the Treasury Rate at the time we established the Guarantee Period is lower than the applicable current Treasury Rate, then the Market Value Adjustment will result in a lower amount payable to you, transferred, or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix A to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS
-------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. Transfers are not permitted into the 9 Month Dollar Cost Averaging Option. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. There is no minimum transfer amount. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Fund on the same day as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after a Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any of your fixed income payments into variable income payments. You may not make any transfers for the first

                           18      PROSPECTUS

6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-776-6978. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

EXCESSIVE TRADING LIMITS
We reserve the right to limit transfers in any Contract Year, or to refuse any transfer request for a Contract owner or certain Contract owners, if:

- we believe, in our sole discretion, that excessive trading by such Contract owner or owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract owners; or

- we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

DOLLAR COST AVERAGING PROGRAM
You may make transfers automatically through dollar cost averaging prior to the Payout Start Date. There are three different ways to use the Dollar Cost Averaging Program:

1. You may allocate purchase payments to the Fixed Account Options for the specific purpose of dollar cost averaging.

2. You may dollar cost average out of any Variable Sub-account into any other Variable Sub-account(s).

3. You may transfer interest credited from a Guarantee Period(s) to any Variable Sub-account without application of a Market Value Adjustment.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.

AUTOMATIC FUND REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Fund Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:
    Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Diversified Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over

                           19      PROSPECTUS
    the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Diversified Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Diversified Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES
-------------------------------------------------------------------

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments, keeping records, processing death claims, cash withdrawals, and policy changes, maintaining proxy statements, calculating Accumulation Unit Values and income payments, and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

- total purchase payments equal $50,000 or more, or

- all money is allocated to the Fixed Account Options, as of the Contract Anniversary.

After the Payout Start Date, we will waive this charge if, as of the Payout Start Date:

- the Contract Value is $50,000 or more, or

- all income payments are fixed amount income payments.

If you surrender your Contract, we will deduct a full contract maintenance charge, unless your Contract qualifies for a waiver.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.40% of the average daily net assets you have invested in the Variable Sub-Accounts (1.60% if you select the Enhanced Death Benefit Rider). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract and the cost of the Credit Enhancement. We expect to make a profit from this fee. However, if the charges under the Contract are not sufficient, then Glenbrook will bear the loss. We charge additional amounts for the Enhanced Death Benefit Rider to compensate us for the additional risk that we accept by providing the rider.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. No necessary relationship exists between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract. We assess this charge each day during the Accumulation Phase and the

                           20      PROSPECTUS

Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE
We reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.

WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 8% of the purchase payment(s) you withdraw. The charge declines to 0% after 8 complete years from the date we received the purchase payment being withdrawn. A schedule showing how the charge declines appears on page 7, above. During each Contract Year, you can withdraw up to 15% of the Contract Value as of the beginning of that Contract Year (15% of the initial purchase payment during the first Contract Year) without paying the charge. Unused portions of this 15% "FREE WITHDRAWAL AMOUNT" are not carried forward to future Contract Years. Credit Enhancements are not considered purchase payments when determining the Free Withdrawal Amount in the first year of the Contract. See "Contract" for details.

We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

- on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

- the death of the Contract owner or Annuitant (unless the Settlement Value is used);

- withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

- withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts and to help defray the cost of the Credit Enhancement. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER
We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. you, or the Annuitant if the Contract is owned by a non-natural person, are first confined to a long term care facility or a hospital (as defined in the Contract) for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after Issue Date;

2. we receive your request for the withdrawal and due proof (as defined in the Contract) of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3. a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family (as defined in the Contract), is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER
We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you (or the Annuitant if the Contract owner is not a natural person) are first diagnosed by a physician (we may require a second or third opinion) with a terminal illness (as defined in the Contract) at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER
We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1. you or the Annuitant become unemployed at least one year after the Issue
Date;

                           21      PROSPECTUS

2. you or the Annuitant have been granted unemployment compensation (as defined in the Contract) for at least 30 consecutive days as a result of that unemployment and we receive due proof thereof (as defined in the Contract) prior to or at the time of the withdrawal request; and

3. you or the Annuitant exercise this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

You may exercise this benefit once during the life of your Contract. This waiver applies upon the unemployment of the Annuitant only if the Contract owner is not a natural person.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. We may discontinue this practice sometime in the future and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract owner's value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.

OTHER EXPENSES
Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see pages 8 and 9 above. We may receive compensation from A I M Advisors, Inc., for administrative services we provide to the Funds.

ACCESS TO YOUR MONEY
-------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 23.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our service center, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

                           22      PROSPECTUS

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, you must return your Contract to us. We also will deduct a contract maintenance charge of $35, unless we have waived the contract maintenance charge on your Contract.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging or Automatic Fund Rebalancing Programs.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

INCOME PAYMENTS
-------------------------------------------------------------------

PAYOUT START DATE
You select the Payout Start Date in your application, which must be at least 30 days after the Issue Date. The Payout Start Date is the day that we apply your Contract Value adjusted by any Market Value Adjustment and less any applicable taxes to an Income Plan. The Payout Start Date must be no later than the Annuitant's 90th birthday, or the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Three Income Plans are available under the Contract. Each is available to provide:

- fixed income payments;

- variable income payments; or

                           23      PROSPECTUS

- a combination of the two.

The three Income Plans are:

INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO
30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets which support the variable income payments supporting this plan even though we do not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to complete such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We also assess applicable premium taxes at the Payout Start Date from the Contract Value.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You may apply all or part of your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.

We will apply your Contract Value, adjusted by a Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

- pay you the Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

- reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be

                           24      PROSPECTUS
affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments. We reserve the right to make other assumed investment rates available under this Contract.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter times as state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS
-------------------------------------------------------------------

We will pay a death benefit if, prior to the Payout Start Date:

1. any Contract owner dies or,

2. the Annuitant dies, if the Contract is owned by a company or other legal entity.

We will pay the death benefit to the new Contract owner who is determined immediately after the death. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary(ies). In the case of the death of an Annuitant, we will pay the death benefit to the current Contract owner.

DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the death benefit, or

2. the Settlement Value (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the death benefit, or

3. the sum of all purchase payments, reduced by a withdrawal adjustment, as defined below, or

4. the greatest of the Contract Values on each Death Benefit Anniversary prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment, as defined below.

                           25      PROSPECTUS

A "Death Benefit Anniversary" is every eighth Contract Anniversary during the Accumulation Phase. For example, the 8th, 16th, and 24th Contract Anniversaries are the first three Death Benefit Anniversaries.

The "withdrawal adjustment" is equal to (a) divided by (b), with the result multiplied by (c), where:

    (a) is the withdrawal amount;

    (b) is the Contract Value immediately prior to the withdrawal; and

    (c) is the value of the applicable death benefit alternative immediately prior to the withdrawal.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for payment of the death benefit must include Due Proof of Death. We will accept the following documentation as "Due Proof of Death":

- a certified copy of a death certificate,

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

- other documentation as we may accept in our sole discretion.

ENHANCED DEATH BENEFIT RIDER
If the Contract owner is a living individual, the enhanced death benefit applies only for the death of the Contract owner. If the Contract owner is not a living individual, the enhanced death benefit applies only for the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (4) above, or (5) the enhanced death benefit. The enhanced death benefit is equal to the greater of Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit B may not be available in all . states.

If the oldest Contract Owner and Annuitant is less than or equal to age 80 as of the date we receive the completed application, the Enhanced Death Benefit Rider is an optional benefit that you may elect.

The enhanced death benefit will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.

ENHANCED DEATH BENEFIT A. The Enhanced Death Benefit A on the Issue Date is equal to the initial purchase payment. On each Contract Anniversary, we will recalculate your Enhanced Death Benefit A to equal the greater of your Contract Value on that date, or the most recently calculated Enhanced Death Benefit A. We also will recalculate your Enhanced Death Benefit A whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the Enhanced Death Benefit A dollar-for-dollar. Withdrawals will reduce the Enhanced Death Benefit A by an amount equal to a withdrawal adjustment computed in the manner described above under "Death Benefit Amount." In the absence of any withdrawals or purchase payments, the Enhanced Death Benefit A will be the greatest of all Contract Anniversary Contract Values on or before the date we calculate the death benefit.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract owner's or, if the Contract owner is not a natural person, the oldest Annuitant's 85th birthday. After age 85, we will recalculate the Enhanced Death Benefit A only for purchase payments and withdrawals.

ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment computed in the manner described above under "Death Benefit Amount." Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of the date

- we determine the death benefit, or

- the first day of the month following the oldest Contract owner's or, if the Contract owner is not a natural person, the oldest Annuitant's 85th birthday.

DEATH BENEFIT PAYMENTS
Death of Contract Owner. Within 180 days of the date of your death, the new Contract Owner may elect to:

1. receive the death benefit in a lump sum, or

2. apply an amount equal to the death benefit to one of the available Income Plans described above. The Payout Start Date must be within one year of the date of your death. Income payments must be:

    (a) over the life of the new Contract Owner,

    (b) for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner, or

    (c) over the life of new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

Otherwise, the new Contract Owner will receive the Settlement Value. The "Settlement Value" is the Contract Value, less any applicable withdrawal charge,

                           26      PROSPECTUS
market value adjustment, taxes, and contract maintenance charge. The new Owner may make a single withdrawal of any amount within the year of the date of death without incurring a withdrawal charge. We will calculate the Settlement Value as of the end of the Valuation Date coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of your death, whichever is earlier. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the surviving spouse of the deceased Contract owner is the sole new Contract owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. The Contract may only be continued once. If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge or a Market Value Adjustment. On the day the Contract is continued, the Contract Value will be the death benefit on the Valuation Date after we receive due proof of death (the next Valuation Date if we receive due proof of death after 3 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit amount over the Contract Value will be allocated to the Variable Sub-Accounts. This excess will be allocated in proportion to your Contract Value in the investment alternatives on the Valuation Date that we receive Due Proof of Death, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Fund Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

- Transfer all or a portion of the excess among the Variable Sub-Accounts;

- Transfer all or a portion of the excess into the Standard Fixed Account or the Market Value Adjusted Fixed Account and begin a new Guarantee Period; or

- Transfer all or a portion of the excess into a combination of Variable Sub-Accounts, the Standard Fixed Account or the Market Value Adjusted Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

Prior to the Payout Start Date, the death benefit of the continued Contract will be the greatest of:

    (a) the sum of all purchase payments less any withdrawals, as defined in the death benefit provision,

    (b) the Contract Value on the date we determine the death benefit, or

    (c) the greater of the Contract Values on each Death Benefit anniversary prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment, as defined under Death Benefit Amount.

If the new Contract Owner is a corporation, trust, or other non-natural person, then the new Contract Owner may elect, within 180 days of your death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value in a lump sum within 5 years of death. We reserve the right to waive the 180 day limit on a non-discriminatory basis. If any new Contract owner is a non-natural person, we will consider all new Contract owners to be non-natural persons for purposes of the above.

DEATH OF ANNUITANT. If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the Contract Owner must elect one of the applicable options described below.

If the Contract Owner is a natural person, the Contract Owner may elect to continue the Contract as if the death had not occurred, or, if we receive Due Proof of Death within 180 days of the date of the Annuitant's death, the Contract Owner may choose to:

1. receive the death benefit in a lump sum; or

2. apply the death benefit to an Income Plan that must begin within 1 year of the date of death.

If the Contract Owner elects to continue the Contract or to apply the death benefit to an Income Plan, the new Annuitant will be the youngest Contract Owner, unless the Contract Owner names a different Annuitant.

If the Contract Owner is a non-natural person, the non-natural Contract Owner may elect, within 180 days of the Annuitant's date of death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value payable in a lump sum within 5 years

                           27      PROSPECTUS
of the Annuitant's date of death. If the non-natural Contract Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the non-natural Contract Owner on or before the mandatory distribution date 5 years after the Annuitant's death. We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future.

MORE INFORMATION
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GLENBROOK
Glenbrook is the issuer of the Contract. Glenbrook is a stock life insurance company organized under the laws of the State of Arizona in 1998. Previously, Glenbrook was organized under the laws of the State of Illinois in 1992. Glenbrook was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 Glenbrook was known as "United Standard Life Assurance Company" and from 1983 to 1992 as "William Penn Life Assurance Company of America."

Glenbrook is currently licensed to operate in the District of Columbia and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our headquarters is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Glenbrook is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Glenbrook and Allstate Life entered into a reinsurance agreement effective June 5, 1992. Under the reinsurance agreement, Allstate Life reinsures substantially all of Glenbrook's liabilities under its various insurance contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Glenbrook; Glenbrook remains the sole obligor under the Contract to you.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+r rating to Glenbrook due to the reinsurance agreement with Allstate Life mentioned above. Standard & Poor's Insurance Rating Service assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Glenbrook, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT
Glenbrook established the Glenbrook Life and Annuity Company Separate Account A on September 6, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Glenbrook.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Arizona law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Glenbrook.

The Variable Account consists of 16 Variable Sub-Accounts, each of which invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We may also add other variable sub-accounts that may be available under other variable annuity contracts. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE FUNDS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account

                           28      PROSPECTUS
in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-account by the net asset value per share of the corresponding eligible Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast. We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN FUNDS. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in additional underlying mutual funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of directors of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds' board of directors may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT
DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, Illinois 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8.5% of all purchase payments (on a present value basis). These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 1.20%, on an annual basis, of the Contract Values considered in connection with the bonus. Sale of the Contracts may also count toward incentive program awards for the registered representative. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Glenbrook does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

- issuance of the Contracts;

- maintenance of Contract owner records;

- Contract owner services;

- calculation of unit values;

- maintenance of the Variable Account; and

- preparation of Contract owner reports.

We will send you Contract statements at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to

                           29      PROSPECTUS
make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

QUALIFIED PLANS
If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS
Foley & Lardner, Washington, D.C., has advised Glenbrook on certain federal securities law matters. All matters of state law pertaining to the Contracts, including the validity of the Contracts and Glenbrook's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Glenbrook.

TAXES
-------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. GLENBROOK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL
Tax Deferral. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the Contract owner is a natural person,

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3. Glenbrook is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Glenbrook does not have control over the Funds their investments, we expect the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of separate account investments may cause an investor to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Glenbrook does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We

                           30      PROSPECTUS
reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- made on or after the date the individual attains age 59 1/2,

- made to a beneficiary after the Contract owner's death,

- attributable to the Contract owner being disabled, or

- for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS. Death of a Contract owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract owner attains age 59 1/2;

2. made as a result of the Contract owner's death or disability;

3. made in substantially equal periodic payments over the Contract owner's life or life expectancy,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

AGGREGATION OF ANNUITY CONTRACTS. All non-qualified deferred annuity contracts issued by Glenbrook (or its affiliates) to the same Contract owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS
Contracts may be used as investments with certain qualified plans such as:

                           31      PROSPECTUS

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

- Roth IRAs under Section 408A of the Code;

- Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

- Tax Sheltered Annuities under Section 403(b) of the Code;

- Corporate and Self Employed Pension and Profit Sharing Plans; and

- State and Local Government and Tax Exempt Organization Deferred Compensation Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Glenbrook reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above. In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.
RESTRICTIONS UNDER SECTION 403(b) PLANS. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after December 31, 1988, and all earnings on salary reduction contributions, may be made only:

1. on or after the date of employee

  - attains age 59 1/2,

  - separates from service,

  - dies,

  - becomes disabled; or

2. on account of hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Glenbrook is directed to transfer some or all of the Contract Value to another 403(b) plan.

INCOME TAX WITHHOLDING
Glenbrook is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or

3. over the life (joint lives) of the participant (and beneficiary).

Glenbrook may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

ANNUAL REPORTS AND OTHER DOCUMENTS
-------------------------------------------------------------------

Glenbrook's annual report on Form 10-K for the year ended December 31, 2000 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000947878. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

                           32      PROSPECTUS

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 94039, Palatine, Illinois 60094-4039 (telephone:
1-800-776-6978).

PERFORMANCE INFORMATION
-------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the Credit Enhancement and the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. However, any total return figures that reflect the Credit Enhancement will also reflect applicable withdrawal charges to the extent required. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Funds for the periods beginning with the inception dates of the Funds and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

EXPERTS
-------------------------------------------------------------------

The financial statements of Glenbrook as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the related financial statement schedule incorporated herein by reference have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and are incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000, and for each of the periods in the two years then ended incorporated herein by reference have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and are incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                           33      PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITHOUT THE ENHANCED DEATH BENEFIT OPTION)
-------------------------------------------------------------------

For the period beginning June 15 and ending December 31,                2000
--------------------------------------------------------------------------------
  AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    9.070
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        411,440
--------------------------------------------------------------------------------
  AIM V.I. BALANCED SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    9.661
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        270,990
--------------------------------------------------------------------------------
  AIM V.I. BLUE CHIP SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.872
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        445,206
--------------------------------------------------------------------------------
  AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.593
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        600,559
--------------------------------------------------------------------------------
  AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $   10.053
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        137,269
--------------------------------------------------------------------------------
  AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.306
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        307,107
--------------------------------------------------------------------------------
  AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $   10.226
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         35,591
--------------------------------------------------------------------------------
  AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    9.500
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        132,479
--------------------------------------------------------------------------------
  AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $   10.686
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         53,147
--------------------------------------------------------------------------------

For the period beginning June 15 and ending December 31,                2000
--------------------------------------------------------------------------------
  AIM V.I. GROWTH SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    7.682
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        717,048
--------------------------------------------------------------------------------
  AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.582
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        581,861
--------------------------------------------------------------------------------
  AIM V.I. HIGH YIELD SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.471
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         38,365
--------------------------------------------------------------------------------
  AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.434
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        186,040
--------------------------------------------------------------------------------
  AIM V.I. MONEY MARKET SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $   10.260
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        271,190
--------------------------------------------------------------------------------
  AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    7.026
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        303,087
--------------------------------------------------------------------------------
  AIM V.I. VALUE SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.541
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        531,658
--------------------------------------------------------------------------------

*The Contracts were first offered for sale on June 15, 2000. The Accumulation
 Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contracts on June 15, 2000.

ACCUMULATION UNIT VALUES AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE ENHANCED DEATH BENEFIT OPTION)
-------------------------------------------------------------------

For the period beginning June 15 and ending December 31,                 2000
----------------------------------------------------------------------------------
  AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $     10.000
----------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $      9.060
----------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                          389,663
----------------------------------------------------------------------------------
  AIM V.I. BALANCED SUB-ACCOUNT
----------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $     10.000
----------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $      9.649
----------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                          151,194
----------------------------------------------------------------------------------
  AIM V.I. BLUE CHIP SUB-ACCOUNT
----------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $     10.000
----------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $      8.662
----------------------------------------------------------------------------------
      Number of Units Outstanding, End of Periodfl                        313,504
----------------------------------------------------------------------------------
  AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
----------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $     10.000
----------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $      8.583
----------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                          441,786
----------------------------------------------------------------------------------
  AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
----------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $     10.000
----------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $     10.042
----------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                          140,704
----------------------------------------------------------------------------------
  AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
----------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $     10.000
----------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $      8.296
----------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                          183,039
----------------------------------------------------------------------------------
  AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $     10.000
----------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $     10.215
----------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           15,212
----------------------------------------------------------------------------------
  AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
----------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $     10.000
----------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $      9.489
----------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           70,293
----------------------------------------------------------------------------------
  AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
----------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $     10.000
----------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $     10.674
----------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           51,825
----------------------------------------------------------------------------------

For the period beginning June 15 and ending December 31,                2000
--------------------------------------------------------------------------------
  AIM V.I. GROWTH SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    7.674
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        531,356
--------------------------------------------------------------------------------
  AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.572
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        423,580
--------------------------------------------------------------------------------
  AIM V.I. HIGH YIELD SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.461
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         38,455
--------------------------------------------------------------------------------
  AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.424
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        108,706
--------------------------------------------------------------------------------
  AIM V.I. MONEY MARKET SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $   10.248
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        237,482
--------------------------------------------------------------------------------
  AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    7.018
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        183,046
--------------------------------------------------------------------------------
  AIM V.I. VALUE SUB-ACCOUNT
--------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                   $   10.000
--------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         $    8.531
--------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        425,613
--------------------------------------------------------------------------------

*The Contracts, including the Enhanced Death Benefit Rider, were first offered for sale on June 15, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.60% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contracts on June 15, 2000.

APPENDIX B
MARKET VALUE ADJUSTMENT
-------------------------------------------------------------------

The Market Value Adjustment is based on the following:

  I   =   the Treasury Rate for a maturity equal to the applicable Guarantee
          Period for the week preceding the establishment of the Guarantee
          Period.

  N   =   the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period; and

  J   =   the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a note for a maturity of length N is not available, a weighted average will be used.
          "Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment factor is determined from the following formula:

                                .9 X (I - J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

                      EXAMPLES OF MARKET VALUE ADJUSTMENT

  Purchase Payment of $10,000 Plus Credit Enhancement of $400
  (Option 1: 4% up front):                                      $10,400 allocated to a Guarantee Period
  Guarantee Period:                                             5 years
  Treasury Rate (at the time the Guarantee Period was
  established):                                                 4.50%
  Full Surrender:                                               End of Contract Year 3

       NOTE: These examples assume that premium taxes are not applicable.

                 EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1. Calculate Contract Value at End of Contract    $10,000.00 X (1.04) X (1.045) TO THE POWER OF 3 =
Year 3:                                                $11,868.13

                                                       15% X $10,000.00 X (1.04) X (1.045) TO THE POWER OF 2 =
Step 2. Calculate the Free Withdrawal Amount:          $1,703.56

Step 3. Calculate the Withdrawal Charge:               = .07 X ($10,000.00 - $1,703.56) = $580.75

Step 4. Calculate the Market Value Adjustment:                             I   =   4.50%
                                                                           J   =   4.20%
                                                                                   730 days
                                                                           N   =   -------    =   2
                                                                                   365 days
                                                                         Market Value Adjustment Factor:
                                                                         .9 X (I - J) X N
                                                                         = .9 X (.045 - .042) X (2) =
                                                                         0.0054

                                                                         Market Value Adjustment =
                                                                         Market Value Adjustment Factor
                                                                         X Amount Subject to Market
                                                                         Value Adjustment
                                                                         = .0054 X ($11,868.13 -
                                                                         $1,703.56) = $54.89

Step 5. Calculate the amount received by Contract
owner as a result of full withdrawal at the end of                       $11,868.13 - $580.75 + $54.89 =
Contract Year 3:                                                         $11,342.27

                               EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

                                                                         $10,000.00 X (1.04) X
Step 1. Calculate Contract Value at End of Contract                      (1.045) TO THE POWER OF 3 =
Year 3:                                                                  $11,868.13

                                                                         15% X $10,000.00 X (1.04) X
                                                                         (1.045) TO THE POWER OF 2 =
Step 2. Calculate the Free Withdrawal Amount:                            $1,703.56

                                                                         = .07 X ($10,000.00 -
Step 3. Calculate the Withdrawal Charge:                                 $1,703.56) = $580.75

Step 4. Calculate the Market Value Adjustment:                             I   =   4.50%
                                                                           J   =   4.20%
                                                                                   730 days
                                                                           N   =   -------    =   2
                                                                                   365 days
                                                                         Market Value Adjustment Factor:
                                                                         .9 X (I - J) X N
                                                                         = .9 X (.045 - .042) X (2) =
                                                                         -0.0054

                                                                         Market Value Adjustment =
                                                                         Market Value Adjustment Factor
                                                                         X Amount Subject to Market
                                                                         Value Adjustment
                                                                         = .0054 X ($11,868.13 -
                                                                         $1,703.56) = $(54.89)

Step 5. Calculate the amount received by Contract
owner as a result of full withdrawal at the end of                       $11,868.13 - $580.75 - $54.89 =
Contract Year 3:                                                         $11,232.49

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
-------------------------------------------------------------------

DESCRIPTION
----------------------------------------------------------------------------
ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS
----------------------------------------------------------------------------
THE CONTRACTS
----------------------------------------------------------------------------
   Purchases
----------------------------------------------------------------------------
   Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
----------------------------------------------------------------------------
PERFORMANCE INFORMATION
----------------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
----------------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
----------------------------------------------------------------------------
GENERAL MATTERS
----------------------------------------------------------------------------
   Incontestability
----------------------------------------------------------------------------

----------------------------------------------------------------------------
DESCRIPTION

   Settlements
----------------------------------------------------------------------------
   Safekeeping of the Variable Account's Assets
----------------------------------------------------------------------------
   Premium Taxes
----------------------------------------------------------------------------
   Tax Reserves
----------------------------------------------------------------------------
FEDERAL TAX MATTERS
----------------------------------------------------------------------------
QUALIFIED PLANS
----------------------------------------------------------------------------
EXPERTS
----------------------------------------------------------------------------
FINANCIAL STATEMENTS
----------------------------------------------------------------------------

                         ------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

THE AIM LIFETIME PLUS-SM- II VARIABLE ANNUITY

GLENBROOK LIFE AND ANNUITY COMPANY
300 N. MILWAUKEE AVE.
VERNON HILLS, IL 60061
TELEPHONE NUMBER: 1-800-776-6978                PROSPECTUS DATED
                                                     MAY 1, 2001

--------------------------------------------------------------------------------

Glenbrook Life and Annuity Company ("GLENBROOK") is offering the AIM Lifetime Plus-SM- II Variable Annuity, an individual and group flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 19 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include 3 fixed account options ("FIXED ACCOUNT OPTIONS") and 16 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Glenbrook Life and Annuity Company Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the following funds ("FUNDS") of AIM Variable Insurance Funds:

- AIM V.I. Aggressive Growth Fund                    - AIM V.I. Government Securities Fund
- AIM V.I. Balanced Fund                             - AIM V.I. Growth Fund
- AIM V.I. Blue Chip Fund                            - AIM V.I. Growth and Income Fund*
- AIM V.I. Capital Appreciation Fund                 - AIM V.I. High Yield Fund
- AIM V.I. Capital Development Fund                  - AIM V.I. International Equity Fund
- AIM V.I. Dent Demographic Trends Fund              - AIM V.I. Money Market Fund
- AIM V.I. Diversified Income Fund                   - AIM V.I. New Technology Fund**
- AIM V.I. Global Utilities Fund                     - AIM V.I. Value Fund

------------------------

* Effective September 18, 2000 all of the assets of the AIM V.I. Global Growth and Income Fund were combined into the AIM V.I. Growth and Income Fund pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the AIM V.I. Global Growth and Income Fund. In conjunction with the combining of the funds, the AIM V.I. Global Growth and Income Sub-Account ("Global Growth and Income Sub-Account") was combined into the AIM V.I. Growth and Income Sub-Account ("Growth and Income Sub-Account). When the Sub-Accounts were combined, those with interests in the Global Growth and Income Sub-Account received interests in the Growth and Income Sub-Account equal in value to their interests in the Global Growth and Income Sub-Account at the time of the combination. As a result, the Global Growth and Income Sub-Account is no longer offered as an investment option.

** Effective May 1, 2001, the Fund changed its name from AIM V.I.
Telecommunications and Technology Fund to AIM V.I. New Technology Fund to reflect changes in its investment policies. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

WE (Glenbrook) have filed a Statement of Additional Information, dated May 1, 2001, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page C-1 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.
--------------------------------------------------------------------------------

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                   DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                   HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                   PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                   FEDERAL CRIME.

    IMPORTANT      THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
     NOTICES       HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                   INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                   CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED
                   BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                   INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                   THE CONTRACTS ARE NOT FDIC INSURED.

                                   PROSPECTUS

TABLE OF CONTENTS
-------------------------------------------------------------------

                                               PAGE
-----------------------------------------------------
OVERVIEW
-----------------------------------------------------
   Important Terms                               3
-----------------------------------------------------
   The Contract At A Glance                      4
-----------------------------------------------------
   How the Contract Works                        6
-----------------------------------------------------
   Expense Table                                 7
-----------------------------------------------------
   Financial Information                        11
-----------------------------------------------------
CONTRACT FEATURES
-----------------------------------------------------
   The Contract                                 12
-----------------------------------------------------
   Purchases                                    13
-----------------------------------------------------
   Contract Value                               14
-----------------------------------------------------
   Investment Alternatives
-----------------------------------------------------
      The Variable Sub-Accounts                 15
-----------------------------------------------------
      The Fixed Account Options                 16
-----------------------------------------------------
      Transfers                                 18
-----------------------------------------------------
   Expenses                                     20
-----------------------------------------------------
   Access To Your Money                         23
-----------------------------------------------------
   Income Payments                              24
-----------------------------------------------------

-----------------------------------------------------
                                               PAGE

   Death Benefits                               26
-----------------------------------------------------
OTHER INFORMATION
-----------------------------------------------------
   More Information:                            29
-----------------------------------------------------
      Glenbrook                                 29
-----------------------------------------------------
      The Variable Account                      29
-----------------------------------------------------
      The Funds                                 30
-----------------------------------------------------
      The Contract                              30
-----------------------------------------------------
      Qualified Plans                           31
-----------------------------------------------------
      Legal Matters                             31
-----------------------------------------------------
   Taxes                                        31
-----------------------------------------------------
   Annual Reports and Other Documents           34
-----------------------------------------------------
   Performance Information                      34
-----------------------------------------------------
   Experts                                      35
-----------------------------------------------------
APPENDIX A -- ACCUMULATION UNIT VALUES         A-1
-----------------------------------------------------
APPENDIX B -- MARKET VALUE ADJUSTMENT
EXAMPLE                                        B-1
-----------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE
OF CONTENTS                                    C-1
-----------------------------------------------------

                            2      PROSPECTUS

IMPORTANT TERMS
-------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                               PAGE
-----------------------------------------------------
   Accumulation Phase                            6
-----------------------------------------------------
   Accumulation Unit                            11
-----------------------------------------------------
   Accumulation Unit Value                      11
-----------------------------------------------------
   Annuitant                                    12
-----------------------------------------------------
   Automatic Additions Program                  13
-----------------------------------------------------
   Automatic Fund Rebalancing Program           19
-----------------------------------------------------
   Beneficiary                                  12
-----------------------------------------------------
   Cancellation Period                          13
-----------------------------------------------------
   *Contract                                    30
-----------------------------------------------------
   Contract Anniversary                          5
-----------------------------------------------------
   Contract Owner ("You")                        6
-----------------------------------------------------
   Contract Value                                5
-----------------------------------------------------
   Contract Year                                 5
-----------------------------------------------------
   Death Benefit Anniversary                    26
-----------------------------------------------------
   Dollar Cost Averaging Program                19
-----------------------------------------------------
   Due Proof of Death                           26
-----------------------------------------------------
   Enhanced Death Benefit Rider                 26
-----------------------------------------------------
   Enhanced Death and Income Benefit
   Combination Rider                            27
-----------------------------------------------------
   Fixed Account Options                        16
-----------------------------------------------------

-----------------------------------------------------

   Free Withdrawal Amount                       21
                                               PAGE
-----------------------------------------------------
   Funds                                        15
-----------------------------------------------------
   Glenbrook ("We")                             29
-----------------------------------------------------
   Guarantee Period                             16
-----------------------------------------------------
   Income Plan                                  24
-----------------------------------------------------
   Investment Alternatives                      15
-----------------------------------------------------
   Issue Date                                    6
-----------------------------------------------------
   Market Value Adjustment                      18
-----------------------------------------------------
   Payout Phase                                  6
-----------------------------------------------------
   Payout Start Date                            24
-----------------------------------------------------
   Qualified Contract                           33
-----------------------------------------------------
   Right to Cancel                              14
-----------------------------------------------------
   SEC                                           1
-----------------------------------------------------
   Settlement Value                             26
-----------------------------------------------------
   Systematic Withdrawal Program                23
-----------------------------------------------------
   Treasury Rate                                18
-----------------------------------------------------
   Valuation Date                               13
-----------------------------------------------------
   Variable Account                             29
-----------------------------------------------------
   Variable Sub-Account                         15
-----------------------------------------------------

------------------------------

* If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. In certain states, the Contract is available only as a group Contract.

                            3      PROSPECTUS

THE CONTRACT AT A GLANCE
-------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS                           You can purchase a Contract with as little as $5,000 ($2,000 for "QUALIFIED CONTRACTS", which are Contracts issued with
                                            QUALIFIED PLANS). You can add to your Contract as often and as much as you like, but each payment must be at least $500
                                            ($100 for automatic purchase payments to the variable
                                            investment options). You must maintain a minimum account
                                            size of $1,000.
--------------------------------------------------------------------------------------------------------

RIGHT TO CANCEL                             You may cancel your Contract within 20 days of receipt or
                                            any longer period as your state may require ("CANCELLATION
                                            PERIOD"). Upon cancellation we will return your purchase
                                            payments adjusted, to the extent federal or state law
                                            permits, to reflect the investment experience of any amounts allocated to the Variable Account.
--------------------------------------------------------------------------------------------------------

EXPENSES                                    You will bear the following expenses:
                                            -  Total Variable Account annual fees equal to 1.10% of
                                               average daily net assets (1.30% if you select the
                                               ENHANCED DEATH BENEFIT RIDER; 1.50% if you select the
                                               Enhanced Death and Income Benefit Combination Rider
                                               (available with Contracts issued before July 27, 2000);
                                               and 1.60% if You select the Enhanced Death and Income
                                               Benefit Combination Rider II (available with Contracts
                                               issued on or after July 27, 2000))
                                            -  Annual contract maintenance charge of $35 (with certain exceptions)
                                            -  Withdrawal charges ranging from 0% to 7% of payment
                                               withdrawn (with certain exceptions)
                                            -  Transfer fee of $10 after 12th transfer in any CONTRACT
                                               YEAR (fee currently waived)
                                            -  State premium tax (if your state imposes one)
                                            In addition, each Fund pays expenses that you will bear
                                            indirectly if you invest in a Variable Sub-Account.
--------------------------------------------------------------------------------------------------------

INVESTMENT ALTERNATIVES                     The Contract offers 19 investment alternatives including:
                                            -  3 Fixed Account Options (which credit interest at rates we guarantee)
                                            -  16 Variable Sub-Accounts investing in Funds offering
                                               professional money management by A I M Advisors, Inc.
                                            To find out current rates being paid on the Fixed Account
                                            Options, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-776-6978.
--------------------------------------------------------------------------------------------------------

SPECIAL SERVICES                            For your convenience, we offer these special services:
                                            -  AUTOMATIC FUND REBALANCING PROGRAM
                                            -  AUTOMATIC ADDITIONS PROGRAM
                                            -  DOLLAR COST AVERAGING PROGRAM
                                            -  SYSTEMATIC WITHDRAWAL PROGRAM

                            4      PROSPECTUS

--------------------------------------------------------------------------------------------------------

INCOME PAYMENTS                             You can choose fixed income payments, variable income
                                            payments, or a combination of the two. You can receive your income payments in one of the following ways:
                                            -  life income with guaranteed payments
                                            -  a joint and survivor life income with guaranteed payments
                                            -  guaranteed payments for a specified period (5 to 30
                                               years)
--------------------------------------------------------------------------------------------------------

DEATH BENEFITS                              If you die before the PAYOUT START DATE, we will pay the
                                            death benefit described in the Contract. We also offer an
                                            Enhanced Death Benefit Rider and an Enhanced Death and
                                            Income Benefit Combination Rider.
--------------------------------------------------------------------------------------------------------

TRANSFERS                                   Before the Payout Start Date, you may transfer your Contract value ("CONTRACT VALUE") among the investment alternatives, with certain restrictions. No minimum applies to the amount you transfer.
                                            We do not currently impose a fee upon transfers. However, we reserve the right to charge $10 per transfer after the 12th transfer in each "Contract Year," which we measure from the date we issue your contract or a Contract anniversary
                                            ("CONTRACT ANNIVERSARY").
--------------------------------------------------------------------------------------------------------

WITHDRAWALS                                 You may withdraw some or all of your Contract Value at
                                            anytime during the Accumulation Phase. Full or partial
                                            withdrawals are available under limited circumstances on or after the Payout Start Date.
                                            In general, you must withdraw at least $50 at a time ($1,000 for withdrawals made during the Payout Phase). A 10% federal tax penalty may apply if you withdraw before you are 59 1/2 years old. A withdrawal charge and MARKET VALUE ADJUSTMENT also may apply.

                            5      PROSPECTUS

HOW THE CONTRACT WORKS
-------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 19 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 24. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

    ISSUE              ACCUMULATION PHASE                 PAYOUT      PAYOUT
    DATE                                                  START       PHASE
                                                           DATE
   ------------------------------------------------------------------------------------------------------
   You buy   You save for retirement                   You elect to   You can receive   Or you can
   a                                                   receive        income payments   receive income
   Contract                                            income         for a set         payments for life
                                                       payments or    period
                                                       receive a
                                                       lump sum
                                                       payment

As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner, or if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. SEE "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract owner, or if there is none, to your Beneficiary. SEE "Death Benefits."

Please call us at 1-800-776-6978 if you have any question about how the Contract works.

                            6      PROSPECTUS

EXPENSE TABLE
-------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Fund expenses, please refer to the accompanying prospectus for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the Purchase Payment Being Withdrawn:     0          1          2          3
---------------------------------------------------------------------------------------------------------------------------
Applicable Charge:                                                                   7%         7%         6%         6%
---------------------------------------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                                                $35.00**
---------------------------------------------------------------------------------------------------------------------------
Transfer Fee                                                                                      $10.00***
---------------------------------------------------------------------------------------------------------------------------

Number of Complete Years Since We Received the Purchase Payment Being Withdrawn:     4          5          6          7+
--------------------------------------------------------------------------------
Applicable Charge:                                                                   5%         4%         3%       0%
--------------------------------------------------------------------------------
Annual Contract Maintenance Charge
--------------------------------------------------------------------------------
Transfer Fee
--------------------------------------------------------------------------------

  *Each Contract Year, you may withdraw up to 15% of the Contract Value as of the beginning of the Contract Year without incurring a withdrawal charge or Market Value Adjustment.

 **We will waive this charge in certain cases. See "Expenses."

***Applies solely to the thirteenth and subsequent transfers within a Contract
   Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

                                                                With Enhanced          With Enhanced             With Enhanced
                                                 Base           Death Benefit         Death and Income          Death and Income
                                               Contract             Rider              Benefit Rider*          Benefit Rider II**
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge               1.00%               1.20%                  1.40%                      1.50%
---------------------------------------------------------------------------------------------------------------------------------
Administrative Expense Charge                   0.10%               0.10%                  0.10%                      0.10%
---------------------------------------------------------------------------------------------------------------------------------
Total Variable Account Annual Expenses          1.10%               1.30%                  1.50%                      1.60%
---------------------------------------------------------------------------------------------------------------------------------

 * For contracts issued before July 27, 2000, the Mortality and Expense Risk charge will be equal to 1.40% of the daily net assets of the Variable Account.
** For contracts issued on or after July 27, 2000, the Mortality and Expense
   Risk charge will be equal to 1.50% of the daily net assets in the Variable Account.

                            7      PROSPECTUS

FUND ANNUAL EXPENSES(After Voluntary Reductions and Reimbursements) (as a percentage of Fund average daily net assets)(1)

                                                                   Management          Other           Total Annual
Fund                                                                  Fees            Expenses         Fund Expenses
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund (2)                                  0.80%             0.46%               1.26%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Balanced Fund (2)                                           0.75%             0.35%               1.10%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund (3)                                          0.02%             1.38%               1.40%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                   0.61%             0.21%               0.82%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund (2)                                0.75%             0.63%               1.38%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund (4)                            0.72%             0.78%               1.50%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund                                     0.60%             0.30%               0.90%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund                                       0.65%             0.45%               1.10%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Government Securities Fund                                  0.50%             0.47%               0.97%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                                 0.61%             0.22%               0.83%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund                                      0.60%             0.24%               0.84%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. High Yield Fund (2)                                         0.63%             0.56%               1.19%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. International Equity Fund                                   0.73%             0.29%               1.02%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Money Market Fund                                           0.40%             0.31%               0.71%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                         1.00%             0.31%               1.31%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                  0.61%             0.23%               0.84%
--------------------------------------------------------------------------------------------------------------------

(1) Figures shown in the Table are for the year ended December 31, 2000 (except as otherwise noted).

(2) Expenses have been restated to reflect current fees.

(3) Expenses have been restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit Total Annual Fund Expenses to 1.40% of average daily net assets until December 31, 2001. Total Annual Fund Expenses before waivers and reimbursements were 2.13%.

(4) Expenses have been restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit Total Annual Fund Expenses to 1.50% of average daily net assets until December 31, 2001. Total Annual Fund Expenses before waivers and reimbursements were 1.63%.

                            8      PROSPECTUS

EXAMPLE 1

The example below shows the dollar amount of the expenses that you would bear directly or indirectly if you:

- invested $1,000 in a Variable Sub-Account,

- earned a 5% annual return on your investment, and

- surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

- Elected the Enhanced Death and Income Benefit Combination Rider II.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

Sub-Account                                                   1 Year            3 Years            5 Years            10 Years
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth                                     $90               $143               $188                $317
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Balanced                                              $88               $138               $181                $302
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip                                             $91               $147               $195                $331
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $85               $130               $167                $273
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development                                   $91               $146               $194                $329
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends                               $92               $150               $200                $341
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Diversified Income                                    $86               $132               $171                $281
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Utilities                                      $88               $138               $181                $302
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Government Securities                                 $87               $134               $174                $289
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                                $86               $130               $167                $274
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income                                     $86               $131               $168                $275
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. High Yield                                            $89               $141               $185                $310
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Equity                                  $87               $136               $177                $294
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Money Market                                          $84               $127               $161                $262
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology                                        $90               $144               $191                $322
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value                                                 $86               $131               $168                $275
------------------------------------------------------------------------------------------------------------------------------

EXAMPLE 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments (for at least 120 months if under an Income Plan for a specified period), at the end of each period.

Sub-Account                                                   1 Year            3 Years            5 Years            10 Years
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth                                     $29               $ 86               $151                $317
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Balanced                                              $27               $ 84               $142                $302
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip                                             $30               $ 93               $158                $331
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $24               $ 75               $128                $273
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development                                   $30               $ 92               $157                $329
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends                               $31               $ 96               $163                $341
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Diversified Income                                    $25               $ 77               $132                $281
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Utilities                                      $27               $ 84               $142                $302
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Government Securities                                 $26               $ 80               $136                $289
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                                $24               $ 75               $129                $274
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income                                     $25               $ 76               $129                $275
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. High Yield                                            $28               $ 86               $147                $310
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Equity                                  $26               $ 81               $138                $294
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Money Market                                          $23               $ 72               $122                $262
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology                                        $29               $ 90               $153                $322
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value                                                 $25               $ 76               $129                $275
------------------------------------------------------------------------------------------------------------------------------

                            9      PROSPECTUS

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE EXAMPLES ASSUME THAT ANY FUND EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS DESCRIBED IN THE FOOTNOTES ON PAGE 8 ARE IN EFFECT FOR THE TIME PERIODS PRESUMED ABOVE. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.50% (FOR CONTRACTS ISSUED ON OR AFTER JULY 27,
2000). IF THAT OPTION WERE NOT ELECTED, THE EXAMPLE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES, WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE, BASED ON AN ASSUMED AVERAGE CONTRACT SIZE OF $57,476.

                           10      PROSPECTUS

FINANCIAL INFORMATION
-------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date we first offered the Contracts. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Glenbrook also appear in the Statement of Additional Information.

                           11      PROSPECTUS

THE CONTRACT
-------------------------------------------------------------------

CONTRACT OWNER
The AIM Lifetime Plus(SM) II Variable Annuity is a contract between you, the Contract owner, and Glenbrook, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

- the investment alternatives during the Accumulation and Payout Phases,

- the amount and timing of your purchase payments and withdrawals,

- the programs you want to use to invest or withdraw money,

- the income payment plan you want to use to receive retirement income,

- the Annuitant (either yourself or someone else) on whose life the income payments will be based,

- the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or Annuitant dies, and

- any other rights that the Contract provides.

If you die, any surviving Contract owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. At issue, the maximum age of the Contract Owner(s) cannot exceed age 90 as of the date we receive the completed application to purchase the Contract.

You can use the Contract with or without a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued with a qualified plan. See "Qualified Plans" on page 31.

ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application to purchase the Contract. The maximum age of the Annuitant cannot exceed age 90 as of the date we receive the completed application to purchase the Contract. If the Contract owner is a natural person, you may change the Annuitant prior to the Payout Start Date. Prior to the Payout Start Date, you may designate a joint Annuitant, who is a second person on whose life income payments depend. In our discretion, we may permit you to designate a joint Annuitant prior to the Payout Start Date.

If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

- the youngest Contract owner if living, otherwise

- the youngest Beneficiary.

BENEFICIARY
The Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner if the sole surviving Contract owner dies before the Payout Start Date. (See section titled "Death Benefits" for details.) If the sole surviving Contract owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time by writing to us unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

- your spouse or, if he or she is no longer alive,

- your surviving children equally, or if you have no surviving children,

- your estate.

If more than one Beneficiary survives you (or the Annuitant if the Contract owner is not a natural person), we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT
Only a Glenbrook officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents have the authority to change or waive the provisions of the

                           12      PROSPECTUS

Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
We will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the Assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES
-------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $5,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $500 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. We also reserve the right to reject any application.

MINIMUM AND MAXIMUM ALLOWABLE AGE
You can purchase a Contract if, as of the date we receive the completed application you are between your state's age of majority and 90. If the owner is a non-natural person, then the Annuitant must be between the ages of 0 and 90, as of the date we receive the completed application.

AUTOMATIC ADDITIONS PROGRAM
You may make additional purchase payments of $100 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information.

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center in Vernon Hills (mailing address: 300 N. Milwaukee Avenue, Vernon Hills, Illinois, 60061). If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our service center.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL
You may cancel your Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. You may return it by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will

                           13      PROSPECTUS
pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you.

CONTRACT VALUE
-------------------------------------------------------------------

On the Issue Date, your Contract Value is equal to your initial purchase payment. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your interest in the Fixed Account Options.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

- changes in the share price of the Fund in which the Variable Sub-Account invests, and

- the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider and the Enhanced Death and Income Benefit Combination Rider, and the Enhanced Death and Income Benefit Combination Rider II described on pages 32 and 33 below.

YOU SHOULD REFER TO THE PROSPECTUS FOR THE FUNDS THAT ACCOMPANIES THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH FUND ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

                           14      PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
-------------------------------------------------------------------

You may allocate your purchase payments to up to 16 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectus for the Fund. You should carefully review the Fund prospectus before allocating amounts to the Variable Sub-Accounts. A I M Advisors, Inc. serves as the investment advisor to each Fund.

FUND:                                             EACH FUND SEEKS*:
AIM V.I. Aggressive Growth Fund**                 Long-term growth of capital
AIM V.I. Balanced Fund                            As high a total return as possible, consistent
                                                  with preservation of capital
AIM V.I. Blue Chip Fund                           Long-term growth of capital with a secondary
                                                  objective of current income
AIM V.I. Capital Appreciation Fund                Growth of capital
AIM V.I. Capital Development Fund                 Long-term growth of capital
AIM V.I. Dent Demographic Trends Fund             Long-term growth of capital
AIM V.I. Diversified Income Fund                  High level of current income
AIM V.I. Global Utilities Fund                    High total return
AIM V.I. Government Securities Fund               High level of current income consistent with
                                                  reasonable concern for safety of principal
AIM V.I. Growth Fund                              Growth of capital
AIM V.I. Growth and Income Fund                   Growth of capital with a secondary objective of
                                                  current income
AIM V.I. High Yield Fund                          High level of current income
AIM V.I. International Equity Fund                Long-term growth of capital
AIM V.I. Money Market Fund                        As high a level of current income as is
                                                  consistent with the preservation of capital and
                                                  liquidity
AIM V.I. New Technology Fund                      Long-term growth of capital
AIM V.I. Value Fund                               Long-term growth of capital with income as a
                                                  secondary objective.

 *A Fund's investment objective may be changed by the Fund's Board of Directors without shareholder approval.

**Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the Fund may periodically suspend or limit the offering of its shares. The Fund will be closed to new participants when Fund assets reach $200 million. During closed periods, the Fund will accept additional investments from existing participants.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUNDS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE FUNDS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE FUNDS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                           15      PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
-------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options including two dollar cost averaging options and the option to invest in one or more GUARANTEE PERIODS. The Fixed Account Options may not be available in all states. Please consult with your sales representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING OPTIONS
You may establish a Dollar Cost Averaging Program, as described on page 19, by allocating purchase payments to the Fixed Account either for 6 months (the
"6 Month Dollar Cost Averaging Option") or for 12 months (the "12 Month Dollar Cost Averaging Option"). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below.

You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to other investment alternatives in equal monthly installments beginning within 30 days of allocation. The number of monthly installments must be no more than 6 for the 6 Month Dollar Cost Averaging Option, and no more than 12 for the 12 Month Dollar Cost Averaging Option. At the end of the applicable 6 or 12 month period, we will transfer any remaining amounts in the 6 or 12 Month Dollar Cost Averaging Options to the other investment alternatives you designated. Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.

If we do not receive allocation instructions from you, the payment and associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments.

You may not transfer funds from other investment alternatives to either the 6 or 12 Month Dollar Cost Averaging Options.

The 6 or 12 Month Dollar Cost Averaging Options may not be available in your state.

GUARANTEE PERIODS
Each purchase payment or transfer allocated to the Guaranteed Maturity Fixed Account earns interest at a specified rate that we guarantee for a period of years we call a Guarantee period. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future, we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select a Guarantee Period for each purchase payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment.

We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

The Guarantee Periods may not be available in your state.

INTEREST RATES
We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may declare different interest rates for Guarantee Periods of the same length that begin at different times. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your sales representative or Glenbrook at 1-800-776-6978. The interest rate will never be less than the minimum guaranteed rate stated in the Contract.

                           16      PROSPECTUS

HOW WE CREDIT INTEREST
We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to this Option would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment............................................  $10,000
Guarantee Period............................................  5 years
Annual Interest Rate........................................    4.50%

                              END OF CONTRACT YEAR

                                                    YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
                                                  ----------   ----------   ----------   ----------   ----------
Beginning Contract Value......................    $10,000.00
  X (1 + Annual Interest Rate)                       X 1.045
                                                  ----------
                                                  $10,450.00
Contract Value at end of Contract Year........                 $10,450.00
  X (1 + Annual Interest Rate)                                    X 1.045
                                                               ----------
                                                               $10,920.25
Contract Value at end of Contract Year........                              $10,920.25
  X (1 + Annual Interest Rate)                                                 X 1.045
                                                                            ----------
                                                                            $11,411.66
Contract Value at end of Contract Year........                                           $11,411.66
  X (1 + Annual Interest Rate)                                                              X 1.045
                                                                                         ----------
                                                                                         $11,925.19
Contract Value at end of Contract Year........                                                        $11,925.19
  X (1 + Annual Interest Rate)                                                                           X 1.045
                                                                                                      ----------
                                                                                                      $12,461.82

TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a partial withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate stated in the Contract.

RENEWALS
Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

    1) take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expired Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

    2) instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

    3) instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

    4) withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and withholding (if applicable). The amount withdrawn will be deemed to have been withdrawn on the day the previous Guarantee Period ends. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

                           17      PROSPECTUS

MARKET VALUE ADJUSTMENT
All withdrawals in excess of the Free Withdrawal Amount, and transfers from a Guarantee Period, other than those taken during the 30 day period after a Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also may apply upon payment of a death benefit (a Market Value Adjustment made upon payment of a death benefit would be positive) and when you apply amounts currently invested in this option to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). We will not apply a Market Value Adjustment to a withdrawal you make:

- within the Free Withdrawal Amount as described on page 21,

- as part of the Dollar Cost Averaging Program,

- when exercising the confinement, unemployment, widow withdrawals or terminal illness waivers, or

- to satisfy IRS minimum distribution rule for the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate, then the Market Value Adjustment will result in a higher amount payable to you, transferred, or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable current Treasury Rate, then the Market Value Adjustment will result in a lower amount payable to you, transferred, or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS
-------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer your Contract Value among the investment alternatives. Transfers are not permitted into the 6 or 12 Month Dollar Cost Averaging Options. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. There is no minimum transfer amount. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Fund on the same day as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

                           18      PROSPECTUS

If you transfer an amount from a Guarantee Period other than during the 30 day period after a Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any of your fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-776-6978. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

EXCESSIVE TRADING LIMITS
For Contracts issued on or after May 1, 1999, we reserve the right to limit transfers in any Contract Year, or to refuse any transfer request for a Contract owner or certain Contract owners, if:

- we believe, in our sole discretion, that excessive trading by such Contract owner or owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract owners; or

- we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

DOLLAR COST AVERAGING PROGRAM
You may make transfers automatically through dollar cost averaging prior to the Payout Start Date. There are three different ways to use the Dollar Cost Averaging Program:

    1) You may allocate purchase payments to the Fixed Account Options for the specific purpose of dollar cost averaging.

    2) You may dollar cost average out of any Variable Sub-account into any other Variable Sub-account(s).

    3) You may transfer interest credited from a Guarantee Period(s) to any Variable Sub-account without application of a Market Value Adjustment.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.

AUTOMATIC FUND REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you

                           19      PROSPECTUS
allocated to each Sub-Account. If you select our Automatic Fund Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

    Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Diversified Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Diversified Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Diversified Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES
-------------------------------------------------------------------

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in processing purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

- total purchase payments equal $50,000 or more, or

- all money is allocated to the Fixed Account Options, as of the Contract Anniversary.

After the Payout Start Date, we will waive this charge if, as of the Payout Start Date:

- the Contract Value is $50,000 or more, or

- all income payments are fixed amount income payments.

If you surrender your Contract, we will deduct a full contract maintenance charge unless your Contract qualifies for a waiver.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.00% of the average daily net assets you have invested in the Variable Sub-Accounts (1.20% if you select the Enhanced Death Benefit Rider, 1.40% if you select the Enhanced Death and Income Benefit Combination Rider (available with contracts issued before July 27, 2000), and 1.50% for Contracts with the Enhanced Death and Income Benefit Combination Rider II (available with Contracts issued on or after July 27, 2000)). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the

                           20      PROSPECTUS
current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then Glenbrook will bear the loss.

We charge additional amounts for the Enhanced Death Benefit and Enhanced Death and Income Benefit Combination riders to compensate us for the additional risk that we accept by providing each rider. Neither the Enhanced Death Benefit Rider, the Enhanced Death and Income Benefit Combination Rider, or Enhanced Death and Income Benefit Combination Rider II are available under a Contract that is continued by a surviving spouse. After the death of the Contract owner, if the surviving spouse elects to continue the Contract in the Accumulation Phase, then the mortality and expense risk charge will be 1.00% from the date we determine the value of the death benefit through the remainder of the life of the continued Contract.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. No necessary relationship exists between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.

WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. The charge declines to 0% after 7 complete years from the date we received the purchase payment being withdrawn. A schedule showing how the charge declines appears on page 7, above. During each Contract Year, you can withdraw up to 15% of the Contract Value as of the beginning of that Contract Year without paying the charge. Unused portions of this 15% "Free Withdrawal Amount" are not carried forward to future Contract Years.

We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

- on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

- the death of the Contract owner or Annuitant (unless the settlement value is used);

- withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

- withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fees described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

    1) you, or the Annuitant if the Contract is owned by a non-natural person, are first confined to a long term care facility or a hospital (as defined in the Contract) for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

    2) we must receive your request for the withdrawal and due proof (as defined in the Contract) of the stay no later than 90 days following the end of your or the Annuitant's

                           21      PROSPECTUS
        stay at the long term care facility or hospital; and

    3) a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, or the Annuitant, or a member of your or the Annuitant's immediate family (as defined in the Contract), is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

    1) you (or the Annuitant if the Contract owner is not a natural person) are first diagnosed by a physician (we may require a second or a third opinion) with a terminal illness (as defined in the Contract) at least 30 days after the Issue Date; and

    2)  you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

    1) you or the Annuitant become unemployed at least one year after the Issue Date;

    2) you or the Annuitant have been granted unemployment compensation (as defined in the Contract) for at least 30 days as a result of that unemployment and we receive due proof thereof (as defined in the Contract) prior to or at the time of the withdrawal request; and

    3) you or the Annuitant exercise this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

You may exercise this benefit once during the life of your Contract. This waiver applies upon the unemployment of the Annuitant only if the Contract owner is not a natural person.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you are not required to pay our withdrawal charge because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. We may discontinue this practice sometime in the future and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract owner's value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.

OTHER EXPENSES
Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see pages 8-9 above. We may receive compensation from A I M Advisors, Inc., for administrative services we provide to the Funds.

                           22      PROSPECTUS

ACCESS TO YOUR MONEY
-------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 24.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our service center, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal Request is incomplete and will not be honored.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, we may require you to return your Contract to us. We also will deduct a contract maintenance charge of $35, unless we have waived the contract maintenance charge on your Contract.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

    1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

    2)  An emergency exists as defined by the SEC; or

    3)  The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging or Automatic Fund Rebalancing Programs.

Depending on fluctuations in the accumulation unit value of the Variable Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges, and taxes.

                           23      PROSPECTUS

INCOME PAYMENTS
-------------------------------------------------------------------

PAYOUT START DATE
You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, to an Income Plan. The Payout Start Date must be no later than the Annuitant's 90th birthday, or the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Three Income Plans are available under the Contract. Each is available to provide:

- fixed income payments;

- variable income payments; or

- a combination of the two.

The three Income Plans are:

INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets which support variable income payments even though we do not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or a portion of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We also deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available. You may obtain information about them by writing or calling us. You may apply all or part of your Contract Value to an Income Plan. If you elected the Enhanced Death and Income Benefit Combination Rider, you may be able to apply an amount greater than your Contract Value. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed

                           24      PROSPECTUS
income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.

We will apply your Contract Value, adjusted by a Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

- pay you the Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

- reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments. We reserve the right to make other assumed investments rates available under this contract.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1) adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2)  deducting any applicable premium tax; and

3) applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter times as state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

                           25      PROSPECTUS

DEATH BENEFITS
-------------------------------------------------------------------

We will pay a death benefit if, prior to the Payout Start Date:

    1)  any Contract owner dies or,

    2) the Annuitant dies,if the Contract is owned by a company or other legal entity.

We will pay the death benefit to the new Contract owner who is determined immediately after the death. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.

A claim for a distribution on death must include "Due Proof of Death." We will accept the following documentation as Due Proof of Death:

- a certified copy of a death certificate; or

- a certified copy of a decree of a court of competent jurisdiction as to a finding of death; or

- any other proof acceptable to us.

DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

    1)  the Contract Value as of the date we determine the death benefit, or

    2) the Settlement Value (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the death benefit, or

    3) the sum of all purchase payments reduced by a withdrawal adjustment, as defined below, or

    4) the greatest of the Contract Values on each Death Benefit Anniversary prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment as defined below.

A Death Benefit Anniversary is every seventh Contract Anniversary during the Accumulation Phase. For example, the 7th, 14th, and 21st Contract Anniversaries are the first three Death Benefit Anniversaries.

The "withdrawal adjustment" is equal to (a) divided by (b), with the result multiplied by (c), where:

    (a) is the withdrawal amount;

    (b) is the Contract Value immediately prior to the withdrawal; and

    (c) is the value of the applicable death benefit alternative immediately prior to the withdrawal.

A Market Value Adjustment made upon payment of a death benefit would be positive.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3:00 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

ENHANCED DEATH BENEFIT RIDER
If the oldest Contract Owner, or Annuitant if the Owner is a non-natural person, is less than or equal to age 80 as of the date we receive the completed application, the Enhanced Death Benefit Rider is an optional benefit that you may elect. If you elect the rider, the death benefit will be the greater of the death benefit alternatives (1) through (4) listed above, or (5) the enhanced death benefit.

If the Contract owner is a living individual, the enhanced death benefit applies only for the death of the Contract owner. If the Contract owner is not a living individual, the enhanced death benefit applies only for the death of the Annuitant. The enhanced death benefit is equal to the greater of Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit B may not be available in all states.

The enhanced death benefit will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract. The Enhanced Death Benefit Rider benefit is not available under a contract that is continued by a surviving spouse. After the death of the Contract owner, if the surviving spouse elects to continue the Contract in the Accumulation Phase, then the mortality and expense risk charge will be 1.00% from the date we determine the value of the death benefit through the remainder of the life of the continued Contract, and any death benefit paid under a continued Contract will not include the enhanced death benefit.

ENHANCED DEATH BENEFIT A. The Enhanced Death Benefit A on the Issue Date is equal to the initial purchase payment. On each Contract Anniversary, we will recalculate your Enhanced Death Benefit A to equal the greater of your Contract Value on that date, or the most recently calculated Enhanced Death Benefit A. We also will recalculate your Enhanced Death Benefit A whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the Enhanced Death Benefit A dollar-for-dollar. Withdrawals will reduce the Enhanced Death Benefit A by an amount equal to a withdrawal adjustment computed in the manner described above under "Death Benefit Amount." In the absence of any

                           26      PROSPECTUS
withdrawals or purchase payments, the Enhanced Death Benefit A will be the greatest of all Contract Anniversary Contract Values on or before the date we calculate the death benefit.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract owner's or, if the Contract owner is not a natural person, the oldest Annuitant's, 85th birthday. After age 85, we will recalculate the Enhanced Death Benefit A only for purchase payments and withdrawals. The Enhanced Death Benefit A will never be greater than the maximum death benefit allowed by any non-forfeiture laws which govern the Contract.

ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment computed in the manner described above under "Death Benefit Amount." Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of the date

- we determine the death benefit, or

- the first day of the month following the oldest Contract owner's or, if the Contract owner is not a natural person, the Annuitant's, 85th birthday.

The Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any non-forfeiture laws which govern the Contract.

ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER (available with Contracts issued before July 27, 2000. For Contracts issued on or after July 27, 2000, see the next section titled "ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II")

If the oldest Contract Owner, or Annuitant if the Owner is a non-natural person, is less than or equal to age 80 as of the date we receive the completed application, the Enhanced Death and Income Benefit Rider Combination is an optional benefit that you may elect, instead of the Enhanced Death Benefit Rider.

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider is the same as that described above under "Enhanced Death Benefit Rider."

The enhanced income benefit defines a minimum amount applied to the Payout Phase. This minimum amount is equal to what the value of the enhanced death benefit would be on the Payout Start Date. In some states, the calculation of the enhanced income benefit will not include the value of the Enhanced Death Benefit B. Please consult with your sales representative for information.

The enhanced income benefit will apply if the Contract owner elects a Payout Start Date that:

- is on or after the tenth Contract Anniversary, and

- is during the 30-day period following the Contract Anniversary.

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either single or joint life with a period certain of at least:

- 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

- 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II (available with Contracts issued on or after July 27, 2000) If the oldest Contract Owner is less than or equal to age 80 as of the date we receive the completed application, the Enhanced Death and Income Benefit Combination Rider II is an option benefit that you may elect, instead of the Enhanced Death Benefit Rider.

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider II is the same as that described above under "Enhanced Death Benefit Rider."

The enhanced income benefit defines a minimum amount applied to the Payout Phase. This minimum amount is equal to what the value of the enhanced death benefit would be on the Payout Start Date. In some states, the calculation of the enhanced income benefit will not include the value of the Enhanced Death Benefit B. Please consult with your sales representative for information.

This minimum amount is used solely for the purpose of calculating the guaranteed income benefit under this Rider ("guaranteed income benefit") and does not provide a Contract Value or guarantee performance of any investment option.

The guaranteed income benefit amount is determined by applying the enhanced income benefit amount less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described below.

The enhanced income benefit will apply if the Contract owner elects a Payout Start Date that:

- is on or after the tenth Contract Anniversary, and

                           27      PROSPECTUS

- is during the 30-day period following the Contract Anniversary.

The enhanced income benefit will only apply if you elect to receive fixed amount income payments. These fixed income payments will be calculated using the appropriate Income Payment Tables provided in your Contract.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you must select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the enhanced income benefit may not be appropriate. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either single or joint life with a period certain of at least:

- 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

- 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time. Neither of the Enhanced Death and Income Benefit Combination rider's benefits are available under a Contract that is continued by a surviving spouse. After the death of the Contract owner, if the surviving spouse elects to continue the Contract in the Accumulation Phase, then the mortality and expense risk charge will be 1.00% from the date we determine the value of the death benefit through the remainder of the life of the continued Contract. Any death benefit paid under a continued Contract will not include the enhanced death benefit. Any calculation of amount to be applied to an Income Plan upon annuitization under a continued Contract will not include the enhanced income benefit.

DEATH BENEFIT PAYMENTS

A death benefit will be paid if:

    1) the Contract owner elects to receive the death benefit distributed in a single payment within 180 days of the date of death, and

    2) the death benefit is paid as of the day we determine the value of the death benefit.

Otherwise, the Settlement Value will be paid. The Settlement Value paid will be the Settlement Value next computed on or after the requested distribution date for payment, or on the mandatory distribution date of 5 years after the date of death, whichever is earlier. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

The Contract owner eligible to receive death benefits has the following options:

    1) If the Contract owner is not a natural person, then the Contract owner may elect to receive the death benefit in one or more distributions.

    2) If the Contract owner is a natural person, the Contract owner may elect to receive the death benefit under an Income Plan or in one or more distributions. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

        - the life of the Contract owner; or

        - a period not to exceed the life expectancy of the Contract owner; or

        - the life of the Contract owner with payments guaranteed for a period not to exceed the life expectancy of the Contract owner.

    3) If the surviving spouse of the deceased Contract owner is the sole new Contract owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. The Contract may only be continued once. If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge or a Market Value Adjustment. On the day the Contract is continued, the Contract Value will be the death benefit on the Valuation Date after we receive due proof of death. Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit amount over the Contract Value will be allocated to the Variable Sub-Accounts. This excess will be allocated in proportion to your Contract Value in the investment alternatives on the Valuation Date that we receive Due Proof of Death, except that any proportion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Fund Variable Sub-Account. Within 30 days of the

                           28      PROSPECTUS
        date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee.

        - Transfer all or a portion of the excess among the Variable
          Sub-Accounts;

        - Transfer all or a portion of the excess into the Standard Fixed Account or the Market Value Adjusted Fixed Account and begin a new Guarantee Period; or

        - Transfer all or a portion of the excess into a combination of Variable Sub-Accounts, the Standard Fixed Account or the Market Value Adjusted Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

The death benefit of the continued Contract will be the greater of:

    (a) the sum of all purchase payments reduced by a withdrawal adjustment, as defined in the death benefit provision, or

    (b) the Contract Value on the date we determine the death benefit.

The Mortality and Expense Risk Charge under the continued Contract would be 1.00% from the date we determine the value of the death benefit through the remainder of the life of the Contract, and any optional benefits previously elected under the Contract will terminate.

MORE INFORMATION
-------------------------------------------------------------------

GLENBROOK
Glenbrook is the issuer of the Contract. Glenbrook is a stock life insurance company organized under the laws of the State of Arizona in 1998. Previously, Glenbrook was organized under the laws of the State of Illinois in 1992. Glenbrook was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 Glenbrook was known as "United Standard Life Assurance Company" and from 1983 to 1992 as "William Penn Life Assurance Company of America."

Glenbrook is currently licensed to operate in the District of Columbia and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our headquarters is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Glenbrook is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Glenbrook and Allstate Life entered into a reinsurance agreement effective June 5, 1992. Under the reinsurance agreement, Allstate Life reinsures substantially all of Glenbrook's liabilities under its various insurance contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Glenbrook; Glenbrook remains the sole obligor under the Contract to you.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+r rating to Glenbrook due to the reinsurance agreement with Allstate Life mentioned above. Standard & Poor's Insurance Rating Service assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Glenbrook, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT
Glenbrook established the Glenbrook Life and Annuity Company Separate Account A on September 6, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Glenbrook.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Arizona law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only

                           29      PROSPECTUS
the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Glenbrook.

The Variable Account consists of 16 Variable Sub-Accounts, each of which invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We may also add other variable sub-accounts that may be available under other variable annuity contracts. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE FUNDS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding eligible Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN FUNDS. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in additional underlying mutual funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of directors of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds' board of directors may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT

DISTRIBUTION. ALFS, Inc. located at 3100 Sanders Road, Northbrook, Illinois 60062-7154, serves as principal underwriter of the Contracts. ALFS, Inc. ("ALFS") is a wholly owned subsidiary of Allstate Life.

ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8.5% of all purchase payments (on a present value basis). These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not

                           30      PROSPECTUS
expected to exceed 1.20%, on an annual basis, of the Contract Values considered in connection with the bonus. Sale of the Contracts may also count toward incentive program awards for the registered representative. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Glenbrook does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

- issuance of the Contracts;

- maintenance of Contract owner records;

- Contract owner services;

- calculation of unit values;

- maintenance of the Variable Account; and

- preparation of Contract owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

QUALIFIED PLANS
If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS
Foley & Lardner, Washington, D.C., has advised Glenbrook on certain federal securities law matters. All matters of state law pertaining to the Contracts, including the validity of the Contracts and Glenbrook's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Glenbrook.

TAXES
-------------------------------------------------------------------

The following discussion is general and is not intended as tax advice. Glenbrook makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

    1)  the Contract owner is a natural person,

    2) the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

    3) Glenbrook is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes,

                           31      PROSPECTUS
the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Glenbrook does not have control over the Funds or their investments, we expect the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of separate account investments may cause an investor to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Glenbrook does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- made on or after the date the individual attains age 59 1/2,

- made to a beneficiary after the Contract owner's death,

- attributable to the Contract owner being disabled, or

- for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered

                           32      PROSPECTUS
amount will be allowed as a deduction for your last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS. Death of a Contract owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

    1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

    2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

    1)  made on or after the date the Contract owner attains age 59 1/2;

    2)  made as a result of the Contract owner's death or disability;

    3) made in substantially equal periodic payments over the Contract owner's life or life expectancy,

    4)  made under an immediate annuity, or

    5)  attributable to investment in the Contract before August 14, 1982.

    You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

AGGREGATION OF ANNUITY CONTRACTS. All non-qualified deferred annuity contracts issued by Glenbrook (or its affiliates) to the same Contract owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS
Contracts may be used as investments with certain qualified plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

- Roth IRAs under Section 408A of the Code;

- Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

- Tax Sheltered Annuities under Section 403(b) of the Code;

- Corporate and Self Employed Pension and Profit Sharing Plans; and

- State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Glenbrook reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above. In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

RESTRICTIONS UNDER SECTION 403(b) PLANS. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after December 31, 1988, and all earnings on salary reduction contributions, may be made only:

    1)  on or after the date the employee

        - attains age 59 1/2,

        - separates from service, dies,

        - becomes disabled, or

    2) on account of hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Glenbrook is directed to transfer some or all of Contract Value to another 403(b) plan.

                           33      PROSPECTUS

INCOME TAX WITHHOLDING
Glenbrook is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

    1)  required minimum distributions, or

    2) a series of substantially equal periodic payments made over a period of at least 10 years, or, over the life (joint lives) of the participant (and beneficiary).

Glenbrook may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

ANNUAL REPORTS AND OTHER DOCUMENTS
-------------------------------------------------------------------

Glenbrook's annual report on Form 10-K for the year ended December 31, 2000 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000947878. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at or P.O. Box 94039, Palatine, Illinois 60094-4039 (telephone:
1-800-776-6978).

PERFORMANCE INFORMATION
-------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Funds for the periods beginning with the inception dates of the Funds and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax

                           34      PROSPECTUS
brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

EXPERTS
-------------------------------------------------------------------

The financial statements of Glenbrook as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the related financial statement schedule incorporated herein by reference, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000, and for each of the periods in the two years then ended incorporated herein by reference have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                           35      PROSPECTUS

APPENDIX A
-------------------------------------------------------------------

                       ACCUMULATION UNIT VALUE AND NUMBER
                     OF ACCUMULATION UNITS OUTSTANDING FOR
          EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
                                  BASIC POLICY

                                                              FOR THE YEARS BEGINNING JANUARY 1*
                                                                   AND ENDING DECEMBER 31,
                                                              ----------------------------------
                                                                1998        1999         2000
                                                              --------   ----------   ----------
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $10.561      $15.111
  Accumulation Unit Value, End of Period....................   $10.561      $15.111      $15.335
  Number of Units Outstanding, End of Period................    50,119      334,924      977,355
AIM V.I. BALANCED SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $11.298      $13.331
  Accumulation Unit Value, End of Period....................   $11.298      $13.331      $12.633
  Number of Units Outstanding, End of Period................    67,315      626,980    1,446,234
AIM V.I. BLUE CHIP SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............     --          --          $10.000
  Accumulation Unit Value, End of Period....................     --          --           $8.856
  Number of Units Outstanding, End of Period................     --          --          624,320
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $11.037      $15.787
  Accumulation Unit Value, End of Period....................   $11.037      $15.787      $13.912
  Number of Units Outstanding, End of Period................    97,387      829,707    1,857,392
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000       $9.914      $12.658
  Accumulation Unit Value, End of Period....................    $9.914      $12.658      $13.680
  Number of Units Outstanding, End of Period................    12,713      125,972      287,657
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............     --          --          $10.000
  Accumulation Unit Value, End of Period....................     --          --           $7.918
  Number of Units Outstanding, End of Period................     --          --          598,538
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000       $9.873       $9.577
  Accumulation Unit Value, End of Period....................    $9.873       $9.577       $9.539
  Number of Units Outstanding, End of Period................    31,735      248,525      439,159
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $10.803      $14.271
  Accumulation Unit Value, End of Period....................   $10.803      $14.271      $13.794
  Number of Units Outstanding, End of Period................    28,175      112,484      290,288
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $10.706      $10.162
  Accumulation Unit Value, End of Period....................   $10.706      $10.162      $11.069
  Number of Units Outstanding, End of Period................    52,212      402,500      641,767
AIM V.I. GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $11.824      $15.815
  Accumulation Unit Value, End of Period....................   $11.824      $15.815      $12.438
  Number of Units Outstanding, End of Period................    77,514    1,176,171    2,649,755

                                                              FOR THE YEARS BEGINNING JANUARY 1*
                                                                   AND ENDING DECEMBER 31,
                                                              ----------------------------------
                                                                1998        1999         2000
                                                              --------   ----------   ----------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $11.684      $15.514
  Accumulation Unit Value, End of Period....................   $11.684      $15.514      $13.112
  Number of Units Outstanding, End of Period................   112,627    1,472,961    2,784,766
AIM V.I. HIGH YIELD SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000       $9.099       $9.946
  Accumulation Unit Value, End of Period....................    $9.099       $9.946       $7.968
  Number of Units Outstanding, End of Period................    61,267      374,834      627,449
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000       $9.674      $14.835
  Accumulation Unit Value, End of Period....................    $9.674       14.835      $10.799
  Number of Units Outstanding, End of Period................    34,979      294,021      872,074
AIM V.I. MONEY MARKET SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $10.221      $10.582
  Accumulation Unit Value, End of Period....................   $10.221      $10.582      $11.080
  Number of Units Outstanding, End of Period................   104,779      284,221      452,398
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............     --          --          $10.000
  Accumulation Unit Value, End of Period....................     --          --          $20.254
  Number of Units Outstanding, End of Period................     --          --          174,056
AIM V.I. VALUE SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $11.747      $15.091
  Accumulation Unit Value, End of Period....................   $11.747      $15.091      $12.741
  Number of Units Outstanding, End of Period................   139,946    1,901,840    3,794,646

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.00% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contract on June 2, 1998, except the Blue Chip, Dent Demographics Trends, and New Technology Variable Sub-Accounts ("the New Sub-Accounts"), which commenced operations on January 3, 2000.

                      ACCUMULATION UNIT VALUES AND NUMBER
                     OF ACCUMULATION UNITS OUTSTANDING FOR
          EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
                 BASIC POLICY PLUS ENHANCED DEATH BENEFIT RIDER

                                                               FOR THE YEARS BEGINNING JANUARY 1* AND
                                                                         ENDING DECEMBER 31
                                                              ----------------------------------------
                                                                 1998          1999           2000
                                                              ----------   ------------   ------------
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000        $10.549        $15.063
  Accumulation Unit Value, End of Period....................    $10.549        $15.063        $15.256
  Number of Units Outstanding, End of Period................     57,688        314,748        812,651
AIM V.I. BALANCED SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000        $11.285        $13.289
  Accumulation Unit Value, End of Period....................    $11.285        $13.289        $12.568
  Number of Units Outstanding, End of Period................    221,488      1,149,345      1,860,197
AIM V.I. BLUE CHIP SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............     --            --             $10.000
  Accumulation Unit Value, End of Period....................     --            --              $8.837
  Number of Units Outstanding, End of Period................     --            --             642,797
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000        $11.025        $15.737
  Accumulation Unit Value, End of Period....................    $11.025        $15.737        $13.840
  Number of Units Outstanding, End of Period................    223,554      1,105,150      1,996,042
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000         $9.902        $12.619
  Accumulation Unit Value, End of Period....................     $9.902        $12.619        $13.609
  Number of Units Outstanding, End of Period................     55,046        195,123        323,336
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............     --            --             $10.000
  Accumulation Unit Value, End of Period....................     --            --              $7.902
  Number of Units Outstanding, End of Period................     --            --             731,687
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000         $9.861         $9.547
  Accumulation Unit Value, End of Period....................     $9.861         $9.547         $9.490
  Number of Units Outstanding, End of Period................     40,007        277,036        397,447
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000        $10.791        $14.226
  Accumulation Unit Value, End of Period....................    $10.791        $14.226        $13.723
  Number of Units Outstanding, End of Period................     21,377        146,531        353,455
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000        $10.693        $10.130
  Accumulation Unit Value, End of Period....................    $10.693        $10.130        $11.013
  Number of Units Outstanding, End of Period................     15,866        330,314        439,132
AIM V.I. GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000        $11.810        $15.765
  Accumulation Unit Value, End of Period....................    $11.810        $15.765        $12.374
  Number of Units Outstanding, End of Period................    182,188      1,590,694      3,016,959

                                                               FOR THE YEARS BEGINNING JANUARY 1* AND
                                                                         ENDING DECEMBER 31
                                                              ----------------------------------------
                                                                 1998          1999           2000
                                                              ----------   ------------   ------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000        $11.671        $15.465
  Accumulation Unit Value, End of Period....................    $11.671        $15.465        $13.044
  Number of Units Outstanding, End of Period................    276,962      2,087,079      3,450,090
AIM V.I. HIGH YIELD SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000         $9.088         $9.914
  Accumulation Unit Value, End of Period....................     $9.088         $9.914         $7.927
  Number of Units Outstanding, End of Period................    103,485        361,905        414,830
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000         $9.663        $14.788
  Accumulation Unit Value, End of Period....................     $9.663        $14.788        $10.744
  Number of Units Outstanding, End of Period................     63,514        374,374        817,142
AIM V.I. MONEY MARKET SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000        $10.209        $10.549
  Accumulation Unit Value, End of Period....................    $10.209        $10.549        $11.023
  Number of Units Outstanding, End of Period................    111,395        250,507        290,648
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............     --            --             $10.000
  Accumulation Unit Value, End of Period....................     --            --             $20.217
  Number of Units Outstanding, End of Period................     --            --             177,109
AIM V.I. VALUE SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............    $10.000        $11.733        $15.044
  Accumulation Unit Value, End of Period....................    $11.733        $15.044        $12.675
  Number of Units Outstanding, End of Period................    350,953      2,912,880      5,037,578

* The Contracts, including the Enhanced Death Benefit Rider, were first offered for sale on June 2, 1998. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.20% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contract on June 2, 1998, except the Blue Chip, Dent Demographic Trends, and New Technology Variable Sub-Accounts ("the New Sub-Accounts), which commenced operations on January 3, 2000.

                      ACCUMULATION UNIT VALUES AND NUMBER
                     OF ACCUMULATION UNITS OUTSTANDING FOR
          EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
     BASIC POLICY PLUS ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER
           (AVAILABLE WITH CONTRACTS PURCHASED BEFORE JULY 27, 2000)

                                                                  FOR THE YEARS BEGINNING
                                                                   JANUARY 1* AND ENDING
                                                                        DECEMBER 31
                                                              --------------------------------
                                                                1998       1999        2000
                                                              --------   --------   ----------
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000    $10.536      $15.016
  Accumulation Unit Value, End of Period....................   $10.536    $15.016      $15.178
  Number of Units Outstanding, End of Period................    63,177    256,328      603,453
AIM V.I. BALANCED SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000    $11.272      $13.247
  Accumulation Unit Value, End of Period....................   $11.272    $13.247      $12.504
  Number of Units Outstanding, End of Period................   164,576    696,094      973,478
AIM V.I. BLUE CHIP SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............     --         --         $10.000
  Accumulation Unit Value, End of Period....................     --         --          $8.819
  Number of Units Outstanding, End of Period................     --         --         257,539
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000    $11.012      $15.687
  Accumulation Unit Value, End of Period....................   $11.012    $15.687      $13.769
  Number of Units Outstanding, End of Period................   203,098    691,747    1,136,828
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $9.891      $12.579
  Accumulation Unit Value, End of Period....................    $9.891    $12.579      $13.539
  Number of Units Outstanding, End of Period................    42,275     94,929      214,372
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............     --         --         $10.000
  Accumulation Unit Value, End of Period....................     --         --          $7.886
  Number of Units Outstanding, End of Period................     --         --         440,369
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $9.850       $9.516
  Accumulation Unit Value, End of Period....................    $9.850     $9.516       $9.441
  Number of Units Outstanding, End of Period................    25,503    156,436      273,805
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000    $10.778      $14.181
  Accumulation Unit Value, End of Period....................   $10.778    $14.181      $13.652
  Number of Units Outstanding, End of Period................    16,742     81,745      189,249
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000    $10.681      $10.098
  Accumulation Unit Value, End of Period....................   $10.681    $10.098      $10.956
  Number of Units Outstanding, End of Period................    28,964    192,103      252,449

                                                                   FOR THE YEARS BEGINNING
                                                                    JANUARY 1* AND ENDING
                                                                         DECEMBER 31
                                                              ---------------------------------
                                                                1998       1999         2000
                                                              --------   ---------   ----------
AIM V.I. GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $11.797      $15.715
  Accumulation Unit Value, End of Period....................   $11.797     $15.715      $12.311
  Number of Units Outstanding, End of Period................   233,659   1,047,361    1,726,701
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $11.657      $15.416
  Accumulation Unit Value, End of Period....................   $11.657     $15.416      $12.977
  Number of Units Outstanding, End of Period................   384,306   1,263,124    2,009,418
AIM V.I. HIGH YIELD SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $9.077       $9.883
  Accumulation Unit Value, End of Period....................    $9.077      $9.883       $7.886
  Number of Units Outstanding, End of Period................    55,345     246,594      356,066
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000      $9.651      $14.741
  Accumulation Unit Value, End of Period....................    $9.651     $14.741      $10.689
  Number of Units Outstanding, End of Period................    63,643     266,112      633,975
AIM V.I. MONEY MARKET SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $10.197      $10.516
  Accumulation Unit Value, End of Period....................   $10.197     $10.516      $10.966
  Number of Units Outstanding, End of Period................    61,481     209,100      364,896
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............     --         --           10.000
  Accumulation Unit Value, End of Period....................     --         --          $20.170
  Number of Units Outstanding, End of Period................     --         --          157,566
AIM V.I. VALUE SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $11.719      $14.996
  Accumulation Unit Value, End of Period....................   $11.719     $14.996      $12.610
  Number of Units Outstanding, End of Period................   397,504   1,742,887    2,812,963

* The Contracts with the Enhanced Death and Income Benefit Combination Rider, were first offered for sale on June 2, 1998. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contracts with the Enhanced Death and Income Benefit Combination Rider on June 2, 1998, except the Blue Chip, Dent Demographic Trends, and New Technology Variable Sub-Accounts ("the New Sub-Accounts") which commenced operations on January 3, 2000.

                      ACCUMULATION UNIT VALUES AND NUMBER
                     OF ACCUMULATION UNITS OUTSTANDING FOR
          EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
    BASIC POLICY PLUS ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II
         (AVAILABLE WITH CONTRACTS PURCHASED ON OR AFTER JULY 27, 2000)

                                                                FOR THE PERIOD
                                                              BEGINNING JULY 27*
                                                                  AND ENDING
                                                                 DECEMBER 31,
                                                                     2000
                                                              -------------------
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $15.172
  Number of Units Outstanding, End of Period................         48,713
AIM V.I. BALANCED SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $12.499
  Number of Units Outstanding, End of Period................         20,905
AIM V.I. BLUE CHIP SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................         $8.816
  Number of Units Outstanding, End of Period................         62,016
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $13.764
  Number of Units Outstanding, End of Period................         53,213
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $13.534
  Number of Units Outstanding, End of Period................          6,821
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................         $7.883
  Number of Units Outstanding, End of Period................         21,890
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................         $9.437
  Number of Units Outstanding, End of Period................          1,115
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $13.647
  Number of Units Outstanding, End of Period................          2,674
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $10.952
  Number of Units Outstanding, End of Period................            944

                                                                FOR THE PERIOD
                                                              BEGINNING JULY 27*
                                                                  AND ENDING
                                                                 DECEMBER 31,
                                                                     2000
                                                              -------------------
AIM V.I. GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $12.306
  Number of Units Outstanding, End of Period................         51,565
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $12.972
  Number of Units Outstanding, End of Period................         58,388
AIM V.I. HIGH YIELD SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................         $7.883
  Number of Units Outstanding, End of Period................          2,363
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $10.684
  Number of Units Outstanding, End of Period................         10,182
AIM V.I. MONEY MARKET SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $10.962
  Number of Units Outstanding, End of Period................         20,867
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $20.162
  Number of Units Outstanding, End of Period................         11,773
AIM V.I. VALUE SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............        $10.000
  Accumulation Unit Value, End of Period....................        $12.605
  Number of Units Outstanding, End of Period................         77,045

* The Enhanced Death and Income Benefit Combination II Rider was first offered for sale on July 27, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contract with the Enhanced Death and Income Benefit Combination Rider II on July 27, 2000.

APPENDIX B
MARKET VALUE ADJUSTMENT
-------------------------------------------------------------------

The Market Value Adjustment is based on the following:

  I      =      the Treasury Rate, for a maturity equal to the Guarantee
                Period, for the week preceding the establishment of the
                Guarantee Period.
  N      =      the number of whole and partial years from the date we
                receive the withdrawal, transfer or death benefit request, or from the Payout Start Date, to the end of the Guarantee
                Period.
  J      =      the Treasury Rate, for a maturity equal to the Guarantee
                Period, for the week preceding the receipt of the
                withdrawal, transfer, death benefit, or income payment
                request.
                "TREASURY RATE" means the U.S. Treasury Note Constant
                Maturity yield as reported in Federal Reserve Bulletin
                Release H.15.

The Market Value Adjustment factor is determined from the following formula:

                                .9 X (I - J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

                      EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment:          $10,000 allocated to a Guarantee Period
Guarantee Period:          5 years
Guaranteed Interest Rate:  4.50%
5 Year Treasury Rate (at
  the time the Guarantee
  period was
  established):            4.50%
Full Surrender:            End of Contract Year 3

       NOTE: These examples assume that premium taxes are not applicable.

                 EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1. Calculate Contract Value at End of Contract
Year 3:                                                $10,000.00 X (1.045) TO THE POWER OF 3 = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:          .15% X $10,000 X (1.045) TO THE POWER OF 2 = $1,638.04
Step 3. Calculate the Withdrawal Charge:               .06 X ($10,000.00 - $1,638.04) = $501.72

Step 4. Calculate the Market Value Adjustment:           I      =        4.5%
                                                         J      =        4.2%
                                                                         730 days
                                                         N      =        -------       =      2
                                                                         365 days
                                                       Market Value Adjustment Factor: .9 X (I - J) X N
                                                       = .9 X (.045 - .042) X (2) = .0054
                                                       Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to
                                                       Market Value Adjustment
                                                       = .0054 X ($11,411.66 - $1,638.04) = $52.78
Step 5. Calculate the amount received by Contract
owner as a result of full withdrawal at the end of
Contract Year 3:                                       $11,411.66 - $501.72 + $52.78 = $10,962.72

                                             EXAMPLE 2: (ASSUMES RISING INTEREST RATES)
Step 1. Calculate Contract Value at End of Contract
Year 3:                                                $10,000.00 X (1.045) TO THE POWER OF 3 = $11,411.66
                                                       .15 X $10,000.00 X (1.045) TO THE POWER OF 2 = $1,638.04
Step 2. Calculate the Free Withdrawal Amount:
Step 3. Calculate the Withdrawal Charge:               .06 X ($10,000.00 - $1,638.04) = $501.72
Step 4. Calculate the Market Value Adjustment:           I      =        4.5%
                                                         J      =        4.8%
                                                                         730 days
                                                         N      =        -------       =      2
                                                                         365 days
                                                       Market Value Adjustment Factor: .9 X (I - J) X N
                                                       = .9 X (.045 - .048) X (2) = -.0054
                                                       Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to
                                                       Market Value Adjustment
                                                       = -.0054 X ($11,411.66 - $1,638.04) = -$52.78
Step 5. Calculate the amount received by Contract
owner as a result of full withdrawal at the end of
Contract Year 3:                                       $11,411.66 - $501.72 - $52.78 = $10,857.16

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
-------------------------------------------------------------------

DESCRIPTION
-----------------------------------------------------
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF
INVESTMENTS
-----------------------------------------------------
THE CONTRACT
-----------------------------------------------------
   Purchases of Contracts
-----------------------------------------------------
   Tax-free Exchanges (1035 Exchanges,
   Rollovers and Transfers)
-----------------------------------------------------
PERFORMANCE INFORMATION
-----------------------------------------------------
   Standardized Total Returns
-----------------------------------------------------
   Non-standardized Total Returns
-----------------------------------------------------
   Adjusted Historical Total Returns
-----------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
-----------------------------------------------------
   Net Investment Factor
-----------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
-----------------------------------------------------
   Calculation of Annuity Unit Values
-----------------------------------------------------
GENERAL MATTERS
-----------------------------------------------------
   Incontestability
-----------------------------------------------------
   Settlements
-----------------------------------------------------
   Safekeeping of the Variable Account's
   Assets
-----------------------------------------------------
   Premium Taxes
-----------------------------------------------------
   Tax Reserves
-----------------------------------------------------

-----------------------------------------------------
DESCRIPTION

FEDERAL TAX MATTERS
-----------------------------------------------------
   Taxation of Glenbrook Life and Annuity
   Company
-----------------------------------------------------
   Exceptions to the Non-Natural Owner Rule
-----------------------------------------------------
   IRS Required Distribution at Death Rules
-----------------------------------------------------
QUALIFIED PLANS
-----------------------------------------------------
   Individual Retirement Annuities
-----------------------------------------------------
   Roth Individual Retirement Annuities
-----------------------------------------------------
   Simplified Employee Pension Plans
-----------------------------------------------------
   Savings Incentive Match Plans for
   Employees (Simple Plans)
-----------------------------------------------------
   Tax Sheltered Annuities
-----------------------------------------------------
   Corporate and Self-Employed Pension and
   Profit Sharing Plans
-----------------------------------------------------
   State and Local Government and
   Tax-Exempt Organization Deferred
   Compensation Plans
-----------------------------------------------------
EXPERTS
-----------------------------------------------------
FINANCIAL STATEMENTS
-----------------------------------------------------

                         ------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                     PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The By-laws of Glenbrook Life and Annuity Company ("Registrant") provide that Registrant will indemnify its officers and directors for certain damages and expenses that may be incurred in the performance of their duty to Registrant. No indemnification is provided, however, when such person is adjudged to be liable for negligence or misconduct in the performance of his or her duty, unless indemnification is deemed appropriate by the court upon application.

ITEM 16.  EXHIBITS.

Exhibit No.    Description

(1) Form of Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Form S-1 Registration Statement (File No. 033-62193) dated March 22, 1996.)

(2)      None

(4)(a) Form of Glenbrook Life and Annuity Company Flexible Premium Deferred Variable Annuity Contract and Application (Previously filed in the initial filing to this Registration Statement (File No. 333-50873) dated April 23, 1998.)

(4)(b) Form of Glenbrook Life and Annuity Company Flexible Premium Deferred Variable annuity Contract and Application (Enhanced Choice) (Incorporated herein by reference to Registrant's initial Form N-4 Registration Statement (File No. 333-34356) dated April 7, 2000.

(5)(a) Opinion of General Counsel re: Legality (Previously filed in the initial filing of this Registration Statement (File No. 333-41236) dated July 12, 2000).

(5)(b)   Opinion of General Counsel re: Legality filed herewith.

(8)      None

(11)     None

(12)     None

(15)     None

(23)(a)  Independent Auditors' Consent

(23)(b)  Consent of Foley & Lardner

(24)(a)  Powers of Attorney for Thomas J. Wilson, II, Michael J. Velotta, Samuel
         H. Pilch, Marla G. Friedman, Margaret G. Dyer, John C. Lounds, and J. Kevin McCarthy. (Previously filed in the initial filing to this Registration Statement (File No. 333-41236) dated July 12, 2000.) (Pursuant to Rule 483(d)(3), registrant is not refiling such Powers because the Powers have been changed only to insert signatures).

(24)(b)  Power of Attorney for Steven C. Verney filed herewith.

(25)     None

(26)     None

(27)     Not applicable

(99) Form of Resolution of Board of Directors (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Form S-1 Registration Statement (File No. 033-92842) dated April 9, 1996.)


ITEM 17.  UNDERTAKINGS.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

       (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

       (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof ) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

       (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, Glenbrook Life and Annuity Company, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Glenbrook Life and Annuity Company, certifies that it meets the requirements for filing on Form S-3 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the day of , 2001.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                            By: /s/MICHAEL J. VELOTTA
                                ----------------------
                                Michael J. Velotta
                                Vice President, Secretary and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following Directors and Officers of Glenbrook Life and Annuity Company on the day of , 2001.

*/THOMAS J. WILSON, II              President, Chief Operating Officer,
----------------------------------  and Director (Principal Executive Officer)
  Thomas J. Wilson, II

/s/MICHAEL J. VELOTTA               Vice President, Secretary,
----------------------------------  General Counsel, and Director
Michael J. Velotta

*/SAMUEL H. PILCH                   Vice President and Controller
----------------------------------  (Principal Accounting Officer)
   Samuel H. Pilch

*/MARLA G. FRIEDMAN                 Director and Vice President
----------------------------------
Marla G. Friedman

*/ MARGARET G. DYER                 Director
----------------------------------
Margaret G. Dyer

*/ JOHN C. LOUNDS                   Director
----------------------------------
John C. Lounds

*/ KEVIN MCCARTHY                   Director
----------------------------------
J. Kevin McCarthy

*/ STEVEN C. VERNEY                 Director and Vice President
--------------------------------    (Principal Financial Officer)
Steven C. Verney

*/ By Michael J. Velotta, pursuant to Power of Attorney filed previously or herewith.

                                  Exhibit List

Exhibit           Description
-------           -----------

(5) (b)           Opinion of General Counsel re:  Legality filed herewith

(23)(a)           Independent Auditors' Consent

(23)(b)           Consent of Foley & Lardner

(24)(b)           Power of Attorney for Steven C. Verney